                                                      Registration No. 333-15569



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                      N8B-2

                         Post-Effective Amendment No. 4

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT
           OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               440 Lincoln Street
                               Worcester, MA 01653
                     (Address of Principal Executive Office)


                            Mary Eldridge, Secretary
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)


                   It is proposed that this filing will become
                                   effective:

                immediately upon filing pursuant to paragraph (b)
             ---
              X on May 1, 2000 pursuant to paragraph (b)
             ---
                60 days after filing pursuant to paragraph (a)(1)
             ---
                on (date) pursuant to paragraph (a)(1)
             ---
                this post-effective amendment designates a new effective
             ---date for a previously filed post-effective amendment


                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1999 was filed on or before March 30, 2000.

                      RECONCILIATION AND TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2                CAPTION IN PROSPECTUS
-----------                ---------------------
1..........................Cover Page
2..........................Cover Page
3..........................Not Applicable
4..........................Distribution
5..........................Allmerica Financial, The Variable Account
6..........................The Variable Account
7..........................Not Applicable
8..........................Not Applicable
9..........................Legal Proceedings
10.........................Summary; Description of Allmerica Financial, The Variable Account, The
                           Palladian Trust, and Allmerica Investment Trust; The Contract; Contract
                           Termination and Reinstatement; Other Contract Provisions
11.........................Summary; Allmerica Investment Trust; Investment Objectives and Policies
12.........................Summary; Allmerica Investment Trust
13.........................Summary; Allmerica Investment Trust; Charges and Deductions
14.........................Summary; Application for a Contract
15.........................Summary; Application for a Contract; Premium Payments; Allocation of Net Premiums
16.........................The Variable Account; Allmerica Investment Trust; Allocation of Net Premiums
17.........................Summary; Surrender; Partial Withdrawal; Charges and Deductions; Contract
                           Termination and Reinstatement
18.........................The Variable Account; Allmerica Investment Trust; Premium Payments
19.........................Reports; Voting Rights
20.........................Not Applicable
21.........................Summary; Contract Loans; Other Contract Provisions
22.........................Other Contract Provisions
23.........................Not Required
24.........................Other Contract Provisions
25.........................Allmerica Financial
26.........................Not Applicable
27.........................Allmerica Financial
28.........................Directors and Principal Officers of the Company
29.........................Allmerica Financial
30.........................Not Applicable
31.........................Not Applicable
32.........................Not Applicable
33.........................Not Applicable
34.........................Not Applicable
35.........................Distribution
36.........................Not Applicable
37.........................Not Applicable
38.........................Summary; Distribution
39.........................Summary; Distribution
40.........................Not Applicable
41.........................Allmerica Financial; Distribution
42.........................Not Applicable
43.........................Not Applicable


44.........................Premium Payments; Contract Value and Cash Surrender Value
45.........................Not Applicable
46.........................Contract Value and Cash Surrender Value; Federal Tax Considerations
47.........................Allmerica Financial
48.........................Not Applicable
49.........................Not Applicable
50.........................The Variable Account
51.........................Cover Page; Summary; Charges and Deductions; The Contract; Contract
                           Termination and Reinstatement; Other Contract Provisions
52.........................Addition, Deletion or Substitution of Investments
53.........................Federal Tax Considerations
54.........................Not Applicable
55.........................Not Applicable
56.........................Not Applicable
57.........................Not Applicable
58.........................Not Applicable
59.........................Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS
           A MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE CONTRACT
                          FULCRUM FUND NEXT GENERATION

This Prospectus provides important information about Vari-Exceptional Life modified single payment variable life insurance contracts offered by Allmerica Financial Life Insurance and Annuity Company. The Contracts provide for life insurance coverage and for the accumulation of a Contract Value. The Contracts require the Contract Owner to make an initial payment of at least $25,000. The Contracts are funded through the Fulcrum Variable Life Separate Account, a separate investment account of the Company that is referred to as the Variable Account, and the fixed-interest account that is referred to as the General Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

The Variable Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds of Allmerica Investment Trust and The Fulcrum Trust.

                           ALLMERICA INVESTMENT TRUST
                               Money Market Fund


                               THE FULCRUM TRUST
                     Global Interactive/Telecomm Portfolio
                         International Growth Portfolio
                                Growth Portfolio
                                Value Portfolio
                          Strategic Income Portfolio*



*The Company has requested the necessary regulatory approvals to substitute shares of the Select Investment Grade Income Fund of the Allmerica Investment Trust for shares of the currently offered Strategic Income Portfolio. Subject to receiving the necessary approvals, this substitution will take place on or about July 1, 2000.


Each Contract is a "modified endowment contract" for federal income tax purposes, except in certain circumstances described in FEDERAL TAX CONSIDERATIONS. A loan, distribution or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of accumulated income in the Contract. Death Benefits under a modified endowment contract, however, are generally not subject to federal income tax, except in certain cases described in FEDERAL TAX CONSIDERATIONS.


THE PURPOSE OF THE CONTRACTS IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. NO CLAIM IS MADE THAT THE CONTRACT IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND. THE CONTRACT, TOGETHER WITH ITS ATTACHED APPLICATION, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.



THE CONTRACTS ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE CONTRACTS INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE CONTRACT. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


CORRESPONDENCE MAY BE MAILED TO:               DATED MAY 1, 2000
ALLMERICA LIFE                                 440 LINCOLN STREET
P.O. BOX 8014                                  WORCESTER, MASSACHUSETTS 01653
BOSTON, MA 02266-8014                          (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS...............................................      3
SUMMARY OF FEES AND CHARGES.................................      6
SUMMARY OF CONTRACT FEATURES................................     10
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, THE
  FULCRUM TRUST AND ALLMERICA INVESTMENT TRUST..............     14
INVESTMENT OBJECTIVES AND POLICIES..........................     16
SUBSTITUTION OF SHARES OF THE STRATEGIC INCOME PORTFOLIO....     17
THE CONTRACT................................................     18
  Application for a Contract................................     18
  Free-Look Period..........................................     18
  Conversion Privilege......................................     18
  Payments..................................................     19
  Allocation of Net Payments................................     19
  Transfer Privilege........................................     20
  Death Benefit.............................................     21
  Contract Value............................................     22
  Payment Options...........................................     23
  Optional Insurance Benefits...............................     23
  Surrender.................................................     23
  Partial Withdrawal........................................     23
CHARGES AND DEDUCTIONS......................................     25
  Monthly Deductions........................................     25
  Daily Deductions..........................................     26
  Surrender Charge..........................................     26
  Partial Withdrawal Costs..................................     26
  Transfer Charges..........................................     27
CONTRACT LOANS..............................................     27
CONTRACT TERMINATION AND REINSTATEMENT......................     28
OTHER CONTRACT PROVISIONS...................................     29
FEDERAL TAX CONSIDERATIONS..................................     30
  The Company and The Variable Account......................     30
  Taxation of the Contracts.................................     30
VOTING RIGHTS...............................................     32
DIRECTORS AND PRINCIPAL OFFICERS............................     33
DISTRIBUTION................................................     34
REPORTS.....................................................     34
LEGAL PROCEEDINGS...........................................     35
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS...........     35
FURTHER INFORMATION.........................................     36
INDEPENDENT ACCOUNTANTS.....................................     36
MORE INFORMATION ABOUT THE FIXED ACCOUNT....................     36
FINANCIAL STATEMENTS........................................     37
APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE...........    A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS...................    B-1
APPENDIX C -- PAYMENT OPTIONS...............................    C-1
APPENDIX D -- ILLUSTRATIONS.................................    D-1
APPENDIX E -- PERFORMANCE INFORMATION.......................    E-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us" and "Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this Prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract; PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your Payment) or the Guideline Minimum Sum Insured (the minimum death benefit federal law requires), whichever is greater.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.


FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no Payments may be made and the Net Death Benefit is the Contract value less any Outstanding Loan. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.


FIXED ACCOUNT: a guaranteed account of the General Account that guarantees principal and a fixed minimum interest rate.

FUNDS: the portfolios of The Fulcrum Trust and the fund of Allmerica Investment Trust which are offered under the Contract. These are the Value Portfolio, Growth Portfolio, International Growth Portfolio, Strategic Income Portfolio, and Global Interactive/Telecomm Portfolio of The Fulcrum Trust and the Money Market Fund of Allmerica Investment Trust.

GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.


GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured is the PRODUCT of:


    - The Contract Value TIMES

    - A percentage based on the Insured's Age


The percentage factor is a percentage that, when multiplied by the Contract Value, determines the Guideline Minimum Death Benefit required under federal tax laws. The percentage factor is based on the Insured's attained age, as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.

GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

ISSUANCE AND ACCEPTANCE: the date we mail the Contract if the application is approved with no changes requiring your consent; otherwise, the date we receive your written consent to any changes.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan on the Insured's death, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, the Net Death Benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan on the Insured's death.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PAYMENT: the payment you must make to us.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") policy. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's Underwriting Class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation Dates currently occur on:

    - Each day the New York Stock Exchange is open for trading; and

    - Other days (other than a day during which no Payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Fulcrum Variable Life Separate Account, one of Allmerica Financial's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                          SUMMARY OF FEES AND CHARGES


WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

    - a $2.50 maintenance fee from Contracts with a Contract Value of less than $50,000 (See "Maintenance Fee");

    - 0.40% on an annual basis for the administrative expenses (See "Administration Charge");

    - 0.20% to 2.50% (depending on the type of Contract and Underwriting Class) on an annual basis for the cost of insurance (See "Monthly Insurance Protection Charge"); and

     For the first ten Contract years:

      * 0.30% on an annual basis for distribution expenses (See "Distribution Fee"); and

      * 0.40% on an annual basis for federal, state and local taxes (See "Federal & State Payment Tax Charge").

The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge").

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. The levels of fees and expenses vary among the Funds. For more information concerning fees and expenses, see the prospectuses of the Funds.


The following table shows the expenses of the Funds as a percentage of average net assets for the year ended December 31, 1999, as adjusted for any material changes. A performance-based management fee is provided for under the Management Agreements for the Portfolios of The Fulcrum Trust. The base fee is 2.00%, but the actual fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. Because of the possibility of wide variations in the management fees from year-to-year, hypothetical expense information assuming fees of 0.00%, 2.00% and 4.00%, is shown below under "MORE INFORMATION ABOUT PERFORMANCE FEES."



                                            MANAGEMENT FEES        OTHER EXPENSES       TOTAL FUND EXPENSES
                                               (AFTER ANY       (AFTER ANY APPLICABLE   (AFTER ANY WAIVERS/
FUND                                       VOLUNTARY WAIVERS)      REIMBURSEMENTS)        REIMBURSEMENTS)
----                                       ------------------   ---------------------   -------------------
Global Interactive/Telecomm Portfolio....    2.47%(1)              1.50%(2)               3.97%
International Growth Portfolio...........    1.21%(1)              1.50%(2)               2.71%
Growth Portfolio.........................    0.36%(1)              1.20%(2)               1.56%
Value Portfolio..........................    0.00%(1)              1.20%(2)               1.20%
Strategic Income Portfolio...............    0.35%(1)              1.50%(2)               1.85%
Money Market Fund........................    0.24%                 0.05%                  0.29%(3)



(1) A performance based advisory fee is in effect, which fee may vary anywhere from 0.00% to 4.00%.

(2) Through June 30, 2000, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolios' "Other Expenses" (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): 1.50% for the Global Interactive/ Telecomm Portfolio, 1.50% for the International Growth Portfolio, 1.20% for the Growth Portfolio, 1.20% for the Value Portfolio, and 1.50% for the Strategic Income Portfolio. Without the effect of the expense limitations, the "Other Expenses" ratios would have been the following: 1.75% for the Global Interactive/ Telecomm Portfolio, 4.06% for the International Growth Portfolio, 2.55% for the Growth Portfolio, 1.76% for the Value Portfolio, and 3.48% for the Strategic Income Portfolio.



(3) Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1999. The limitation may be terminated at any time.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


MORE INFORMATION ABOUT PERFORMANCE FEES

The tables below show the expenses of the Portfolios of The Fulcrum Trust as if the Portfolios paid performance based management fees of 0%, 2%, and 4%, respectively.


A performance-based management fee is currently in effect for the Portfolios of The Fulcrum Trust. The base fee is 2.00%, but the actual fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. The base fee of 2.00% will be paid if the Portfolio's performance (net of all fees and expenses, including the management fee) is between 1.5 and 3.0 percentage points higher than the applicable benchmark index. A fee of 4.00% will be paid only if the Portfolio's performance (net of all fees and expenses, including the management fee) is at least 7.5 percentage points higher than the applicable benchmark index. No fee will apply if the Portfolio's performance is more than
3.0 percentage points lower than the applicable benchmark index; see the prospectus of The Fulcrum Trust for more details. Because of this variation, expense information assuming fees of 0.00%, 2.00% and 4.00% is shown below. The fee, however, could be any figure between 0.00% and 4.00%. In 1999, the actual management fees were 2.47% for the Global Interactive/ Telecomm Portfolio, 1.21% for the International Growth Portfolio, 0.36% for the Growth Portfolio, 0.00% for the Value Portfolio and 0.23% for the Strategic Income Portfolio .


EXAMPLE 1 -- ASSUMING ADVISORY FEE OF 0.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

(For the fee to be 0.00% a Portfolio's performance, net of all fees and expenses, would have to be more than 3.0 percentage points below the benchmark index.)


                                                                     OTHER
                                                                    EXPENSES
                                                                   (AFTER ANY
                                                  MANAGEMENT       APPLICABLE       TOTAL FUND
FUND                                                 FEES        REIMBURSEMENT)      EXPENSES
----                                            --------------   --------------   --------------
Global Interactive/Telecomm Portfolio.........  0.00%(1)         1.50%(2)         1.50%
International Growth Portfolio................  0.00%(1)         1.50%(2)         1.50%
Growth Portfolio..............................  0.00%(1)         1.20%(2)         1.20%
Value Portfolio...............................  0.00%(1)         1.20%(2)         1.20%
Strategic Income Portfolio....................  0.00%(1)         1.50%(2)         1.50%
Money Market Fund.............................  0.24%            0.05%            0.29%(3)

EXAMPLE 2 -- ASSUMING ADVISORY FEE OF 2.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

(For the fee to be 2.00%, a Portfolio's performance, net of all fees and expenses, would have to be between 1.5 and 3.0 percentage points higher than the benchmark index.)


                                                                     OTHER
                                                                    EXPENSES
                                                                   (AFTER ANY
                                                  MANAGEMENT       APPLICABLE       TOTAL FUND
FUND                                                 FEES        REIMBURSEMENT)      EXPENSES
----                                            --------------   --------------   --------------
Global Interactive/Telecomm Portfolio.........  2.00%(1)         1.50%(2)         3.50%
International Growth Portfolio................  2.00%(1)         1.50%(2)         3.50%
Growth Portfolio..............................  2.00%(1)         1.20%(2)         3.20%
Value Portfolio...............................  2.00%(1)         1.20%(2)         3.20%
Strategic Income Portfolio....................  2.00%(1)         1.50%(2)         3.50%
Money Market Fund.............................  0.24%            0.05%            0.29%(3)


EXAMPLE 3 -- ASSUMING ADVISORY FEE OF 4.00% FOR THE PORTFOLIOS OF THE FULCRUM
  TRUST.

(For the fee to be 4.00%, a Portfolio's performance, net of all fees and expenses, would have to be at least 7.5 percentage points higher than the benchmark index.)


                                                                     OTHER
                                                                    EXPENSES
                                                                   (AFTER ANY
                                                  MANAGEMENT       APPLICABLE       TOTAL FUND
FUND                                                 FEES        REIMBURSEMENT)      EXPENSES
----                                            --------------   --------------   --------------
Global Interactive/Telecomm Portfolio.........  4.00%(1)         1.50%(2)         5.50%
International Growth Portfolio................  4.00%(1)         1.50%(2)         5.50%
Growth Portfolio..............................  4.00%(1)         1.20%(2)         5.20%
Value Portfolio...............................  4.00%(1)         1.20%(2)         5.20%
Strategic Income Portfolio....................  4.00%(1)         1.50%(2)         5.50%
Money Market Fund.............................  0.24%            0.05%            0.29%(3)



(1) A performance based advisory fee is in effect, which fee may vary anywhere from 0.00% to 4.00%.



(2) Through June 30, 2000, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolios' "Other Expenses" (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): 1.50% for the Global Interactive/ Telecomm Portfolio, 1.50% for the International Growth Portfolio, 1.20% for the Growth Portfolio, 1.20% for the Value Portfolio, and 1.50% for the Strategic Income Portfolio. Without the effect of the expense limitations, the "Other Expenses" ratios would have been the following: 1.75% for the Global Interactive/ Telecomm Portfolio, 4.06% for the International Growth Portfolio, 2.55% for the Growth Portfolio, 1.76% for the Value Portfolio, and 3.48% for the Strategic Income Portfolio.



(3) Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1999. The limitation may be terminated at any time.


THE PRECEDING EXPENSE INFORMATION WAS PROVIDED TO US BY THE FUNDS, AND WE HAVE NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THESE FUND EXPENSES ARE NOT DIRECT CHARGES AGAINST SUB-ACCOUNT ASSETS OR REDUCTIONS FROM CONTRACT VALUE; RATHER, THESE FUND EXPENSES ARE TAKEN INTO CONSIDERATION IN COMPUTING EACH FUND'S NET ASSET VALUE, WHICH IS THE SHARE PRICE USED TO CALCULATE THE UNIT VALUES OF THE SUB-ACCOUNTS. FOR MORE INFORMATION CONCERNING FEES AND EXPENSES, SEE THE PROSPECTUSES OF THE FULCRUM TRUST AND ALLMERICA INVESTMENT TRUST.

WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - Surrender Charge -- This charge applies on full surrenders within ten Contract years. The surrender charge begins at 9.75% of the Payment and decreases to 0% by the tenth Contract year.

    - Partial Withdrawal Costs -- We deduct from the Contract Value the following for partial withdrawals:

    - A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs

    - The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge; and

    - A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal."

The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

                          SUMMARY OF CONTRACT FEATURES



This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Contract, together with its attached application, constitutes the entire agreement between you and the Company.



There is no guaranteed minimum Contract Value. The value of a Contract will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Contract Value will also be adjusted for other factors, including the amount of charges imposed. The Contract Value may decrease to the point where the Contract will lapse and provide no further death benefit without additional premium payments.


WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers who are compensated on an incentive fee basis; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payments, choose investment allocations, and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die policy, the Net Death Benefit will be paid on the death of the last surviving Insured. The Death Benefit is the Face Amount (the amount of insurance determined by your Payment) or the minimum death benefit federal tax law requires, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges. However, after the Final Payment Date, the Net Death Benefit is the Contract Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire Payment.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

WHAT ARE MY INVESTMENT CHOICES?

You currently have a choice of six Funds:

    - Global Interactive/Telecomm Portfolio of The Fulcrum Trust
     Managed by GAMCO Investors, Inc.

    - International Growth Portfolio of The Fulcrum Trust
     Managed by Bee & Associates Incorporated

    - Growth Portfolio of The Fulcrum Trust
     Managed by Analytic Investors, Inc.

    - Value Portfolio of The Fulcrum Trust
     Managed by GAMCO Investors, Inc.

    - Strategic Income Portfolio of The Fulcrum Trust,
     Managed by Allmerica Asset Management, Inc.

    - Money Market Fund of Allmerica Investment Trust
     Managed by Allmerica Asset Management, Inc.


In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Contract also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate your money among the Sub-Accounts and the Fixed Account to meet your investment needs.



If your Contract provides for a full refund under its "Right to Examine Contract" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your Contract. After this, we will allocate all amounts as you have chosen. For more information about your investment choices, see WHO ARE THE INVESTMENT ADVISERS?, below.


WHO ARE THE INVESTMENT ADVISERS?

THE FULCRUM TRUST. Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an affiliate of the Company, serves as overall manager of The Fulcrum Trust and is responsible for administrative and general supervisory services to the Portfolios. The Fulcrum Trust and AFIMS have entered into Sub-Adviser Agreements with certain investment advisers for investment management services for the Portfolios.

The Portfolio Managers of the five Portfolios of The Fulcrum Trust are as follows:

PORTFOLIO                              PORTFOLIO MANAGER
---------                              -----------------
Global Interactive/Telecomm Portfolio  GAMCO Investors, Inc.
International Growth Portfolio         Bee & Associates Incorporated
Growth Portfolio                       Analytic Investors, Inc.
Value Portfolio                        GAMCO Investors, Inc.
Strategic Income Portfolio             Allmerica Asset
                                         Management, Inc.

The Portfolio Managers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

ALLMERICA INVESTMENT TRUST. AFIMS is the investment manager of Allmerica Investment Trust and, subject to the direction of its Board of Trustees, handles the day-to-day affairs of the Trust. AFIMS has entered into a Sub-Adviser Agreement with its affiliate, Allmerica Asset Management, Inc., for investment management services for the Money Market Fund.

For more information, see "The Fulcrum Trust" and "Allmerica Investment Trust."

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?


Yes. You may transfer among the Funds and the Fixed Account, subject to our consent and then current rules. Under present law, you will incur no current taxes on transfers while your money is in the Contract. You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix, or choose automatic dollar-cost averaging to gradually move funds into one or more Sub-Accounts. See THE CONTRACT -- "Transfer Privilege."


HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional Payments of at least $10,000 may be made as long as the total Payments do not exceed the Maximum Payment amount specified in the Contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of your Contract Value less the surrender charge. You may also make partial withdrawals and surrender the Contract for its Surrender Value.

The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0%. However, any portion of the Outstanding Loan that is a preferred loan will be credited with not less than 5.50%.

We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-Rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.


You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to partial withdrawal costs and any applicable surrender charges. The Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. A surrender or partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Contracts." There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the

Contract. See CONTRACT LOANS. A surrender on partial withdrawal may have tax consequences. See FEDERAL TAX CONSIDERATIONS -- "Taxation of the Contracts."


CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional Payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove the optional insurance benefits provided by the rider.

CAN I CONVERT MY CONTRACT INTO A FIXED CONTRACT?

Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?

The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero.

There is a 62-day grace period in this situation. You may reinstate your Contract within three years after the grace period, within limits.

HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, an exchange under Section 1035 of the Internal Revenue Service Code ("Code") of a life insurance contract entered into before June 21, 1988 will not cause the this Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.


If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See FEDERAL TAX CONSIDERATION -- "Taxation of the Contracts."


                            ------------------------


This Summary is intended to provide only a very brief overview of the more significant aspects of the Contract. The Prospectus and the Contract provide further detail. The Contract provides insurance protection for the named beneficiary. The Contract and its attached application or enrollment form are the entire agreement between you and the Company.



THE PURPOSE OF THE CONTRACT IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A PREMIUM VARIABLE LIFE INSURANCE CONTRACT.



NO CLAIM IS MADE THAT THE CONTRACT IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                          DESCRIPTION OF THE COMPANY,
                    THE VARIABLE ACCOUNT, THE FULCRUM TRUST
                         AND ALLMERICA INVESTMENT TRUST


THE COMPANY. The Company is a life insurance company organized under the laws of Delaware in 1974. We are an indirect, wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"). First Allmerica was organized under the laws of Massachusetts in 1844, and is the fifth oldest life insurance company in America. Our Principal Office is 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 1-508-855-1000. As of December 31, 1999, the Company had over $17 billion in assets and over $26 billion of life insurance in force. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.


The Company is a charter member of the Insurance Marketplace Standard Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT. The Variable Account is a separate investment account with six Sub-Accounts. Each Sub-Account invests in a Fund of The Fulcrum Trust and Allmerica Investment Trust. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.


THE UNDERLYING FUNDS



Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.


THE FULCRUM TRUST

The Fulcrum Trust was established as a Massachusetts business trust on September 8, 1993, and is registered with the SEC as a management investment company. Five investment portfolios are currently available under the Contract. The assets of each Portfolio are held separate from the assets of the other Portfolios. Each Portfolio operates as a separate investment vehicle and the income or losses of one Portfolio have no effect on the investment performance of another Portfolio. Shares of The Fulcrum Trust are not offered to the general public, but solely to separate accounts of insurance companies for the purpose of providing a vehicle for the investment of assets.

Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as overall manager of The Fulcrum Trust and is responsible for general investment supervisory services to the Portfolios. The Fulcrum Trust and AFIMS have retained several Portfolio Managers to manage the assets of each Portfolio. AFIMS is located at 440 Lincoln Street, Worcester, MA 01653.

The five Portfolios of The Fulcrum Trust and their respective Portfolio Managers are as follows:

PORTFOLIO                              PORTFOLIO MANAGER
---------                              -----------------
Global Interactive/Telecomm Portfolio  GAMCO Investors, Inc.
International Growth Portfolio         Bee & Associates Incorporated
Growth Portfolio                       Analytic Investors, Inc.
Value Portfolio                        GAMCO Investors, Inc.
Strategic Income Portfolio             Allmerica Asset
                                         Management, Inc.

Allmerica Asset Management, Inc. ("AAM") is an affiliate of the Company and of AFIMS. The other Portfolio Managers are not affiliated with the Company or with AFIMS.

The Fulcrum Trust currently pays AFIMS and the Portfolio Managers a monthly fee (the "management fee") based on the average daily net assets of each Portfolio. For the first year that a new Portfolio Manager is hired (or, in the case of a Portfolio that has had only one Portfolio Manager, for the first year of operations) the advisory fee is set at an annual rate of 0.80% of the Portfolio's average daily net assets. After the twelfth full calendar month has elapsed, the performance-based fee will be in effect. As of the date of this prospectus, this first year fee arrangement is in effect for only one
Portfolio -- the Growth Portfolio. Effective August 1, 1998, a new Portfolio Manager, Analytic Investors, Inc. ("Analytic"), is in place for the Growth Portfolio. The Manager and the Portfolio Manager have voluntarily agreed to limit their fee from August 1, 1998 through July 31, 1999 to the lesser of the following two rates: (1) 0.80%, the rate specified in the Portfolio Manager Agreement; or (2) the rate that would have applied under the prior Portfolio Manager Agreement with the prior portfolio manager. The latter rate varies based on prior performance.

Other than for the Growth Portfolio, each Portfolio Manager is currently paid on an incentive fee basis, which could result in either higher than average management fees or, possibly, no management fee at all, depending on how well each Portfolio Manager performs. There are two components to the management fee: the basic fee and the incentive fee. The management fee is structured to vary based upon the Portfolio's performance (after expenses) compared to that of an appropriate market benchmark selected for that Portfolio. The management fee schedule provides for an incentive performance fee for superior performance, and provides for lower fee for sub-par performance. The base fee is 2.00%, but may vary from 0.00% to 4.00% depending on the Portfolio's performance.

ALLMERICA INVESTMENT TRUST


Allmerica Investment Trust (the "Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act.


Allmerica Investment Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various variable accounts established by the Company or other insurance companies. The Money Market Fund of Allmerica Investment Trust is available under the Contract; certain other funds of Allmerica Investment Trust are not currently offered under the Contract. Shares of the Trust are not offered to the general public but solely to such variable accounts.

AFIMS is the investment manager of Allmerica Investment Trust and, subject to the direction of the Board of Trustees, handles the day-to-day affairs of the Trust. AFIMS has entered into a Sub-Adviser Agreement with its affiliate, Allmerica Asset Management, Inc. ("AAM") for investment management services for the Money Market Fund. Under the Sub-Adviser Agreement, AAM is authorized to engage in portfolio transactions on behalf of the Money Market Fund, subject to such general or specific instructions as may be given by the Trustees. Both AFIMS and AAM are located at 440 Lincoln Street, Worcester, Massachusetts 01653.


Other than the expenses specifically assumed by AFIMS under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 ("1933 Act") other fees payable to the SEC, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with First Allmerica and its affiliates and subsidiaries, expenses for proxies, prospectuses, reports to shareholders and other expenses.


                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THE PROSPECTUSES OF THE FULCRUM TRUST AND ALLMERICA INVESTMENT TRUST WHICH ACCOMPANY THIS PROSPECTUS, AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of The Fulcrum Trust and the Trust are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved or that the value of a Contract will equal or exceed the aggregate amount of the Payments made under the Contract.

GLOBAL INTERACTIVE/TELECOMM PORTFOLIO seeks to make money for investors primarily by investing globally in equity securities of companies engaged in the development, manufacture or sale of interactive and/or telecommunications services and products.

INTERNATIONAL GROWTH PORTFOLIO seeks to make money for investors by investing internationally for long-term capital appreciation, primarily in equity securities.

GROWTH PORTFOLIO seeks to make money for investors by investing primarily in securities selected for their long-term growth prospects.

VALUE PORTFOLIO seeks to make money for investors by investing primarily in companies that the Portfolio Manager believes are undervalued and that by virtue of anticipated developments may, in the Portfolio Manager's judgment, achieve significant capital appreciation.

STRATEGIC INCOME PORTFOLIO seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

MONEY MARKET FUND seeks to obtain maximum current income consistent with the preservation of capital and liquidity.

If there is a material change in the investment policy of a Fund, the Contract Owner will be notified of the change. If the Contract Owner has Contract Value allocated to that Fund, he or she may have the Contract Value reallocated without charge to another Fund or to the Fixed Account, where available, on Written Request received by the Company within sixty (60) days of the later of:
(1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Contract Owner's right to transfer.

            SUBSTITUTION OF SHARES OF THE STRATEGIC INCOME PORTFOLIO



On January 31, 2000, Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), First Allmerica Financial Life Insurance Company ("First Allmerica"), (collectively, the "Companies") and several other applicants filed an application with the Securities and Exchange Commission in part seeking an order approving the substitution of shares of the Select Investment Grade Income Fund of Allmerica Investment Trust ("AIT") for shares of the Strategic Income Portfolio of the Fulcrum Trust, which are currently held by sub-accounts of the Fulcrum Separate Accounts. To the extent required by law, approvals of the substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The Companies will bear any expenses in connection with the proposed substitution. Although subject to change and obtaining necessary regulatory approvals, the Companies are currently planning to effect the substitution on or about July 1, 2000.



The effect of the substitution would be to have Investment Grade Income Fund replace Strategic Income Portfolio as an investment option under the Contracts described in the May 1, 1999 prospectus. After the date of the substitution, the Strategic Income Portfolio Sub-Accounts will invest in Investment Grade Income Fund. Policy owners will no longer be able to allocate account value to Strategic Income Portfolio after the substitution date. On or after the date of the substitution, Strategic Income Portfolio will no longer exist.



From the date of this supplement to the date the substitution takes place, each Contract owner will be permitted to make one transfer of all amounts in the Strategic Income Portfolio Sub-Account to the other investment options available under the Contract without the imposition of any charge and without that transfer counting as one of the twelve "free" transfers permitted each contract year. If the proposed substitution is completed, each Contract owner affected by the substitution will be sent a written notice. For a period of 60 days, each affected Contract owner may then make one transfer of all amounts allocated to the sub-account investing in Select Investment Grade Income Fund to any other investment options available under the Contract without the imposition of any charge and without that transfer counting as one of the twelve "free" transfers permitted each contract year. Also, the Companies will not exercise any rights reserved under any Contract to impose additional restrictions on transfers until at least thirty (30) days after the proposed substitution.



The investment objective of Select Investment Grade Income Fund is to seek as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. Contract owners and prospective purchasers should carefully read the prospectus information Investment Grade Income Fund. The Companies will send each Contract owner a copy of the AIT prospectus that includes information about Investment Grade Income Fund before the substitutions are carried out.

                                  THE CONTRACT

APPLICATION FOR A CONTRACT. Individuals wishing to purchase a Contract must complete an application and submit it to an authorized registered agent or to the Company at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial Payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the Payment made.

If the initial Payment is not made with the application, on Contract delivery we will require the initial Payment to place the insurance in force.

If you made the initial Payment before the date of Issuance and Acceptance, we will allocate the Payment to our General Account within two business days of receipt of the Payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, WE WILL ISSUE AN ANNUITY CONTRACT. HOWEVER, IF THE CONTRACT OWNER HAS ELECTED NOT TO RECEIVE THE ANNUITY CONTRACT ON THE APPLICATION, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of Payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free-Look Period"), we will initially allocate your Sub-Account investments to the Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

FREE-LOOK PERIOD. The Contract provides for a free-look period under the Right to Cancel provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire Payment. We may delay a refund of any Payment made by check until the check has cleared your bank.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account: PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

CONVERSION PRIVILEGE. Within 24 months of the Date of Issue, you can convert your Contract into a fixed Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future Payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS. The Contracts are designed for a large single Payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial Payment the Company requires for a Contract is $25,000. The initial Payment is used to determine the Face Amount. The Face Amount will be determined by treating the Payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the Payment amount, the application will be amended and a Contract with a higher Face Amount will be issued. If the Face Amount specified is less than 80% of the Guideline Single Premium for the Payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional Payment, after the initial Payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

The Contract limits the ability to make additional Payments. However, no additional Payment may be less than $10,000 without our consent. Any additional Payments may not cause total Payments to exceed the Maximum Payment on the specifications page of your Contract.

Total Payments may not exceed the current maximum payment limits under federal tax law. Where total Payments would exceed the current maximum payment limits, we will only accept that part of a Payment that will make total Payments equal the maximum. We will return any part of a Payment that is greater than that amount. However, we will accept a Payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS. In the application for your Contract, you decide the initial allocation of the Payment among the Sub-Account and the Fixed Account. You may allocate the Payment to one or more of the Sub-Accounts and/or the Fixed Account. The minimum amount that you may allocate to a Sub-Account is 1.0% of the Payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.


You may change the allocation of any future Payment by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing Payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.


The Contract Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE. At any time prior to the election of a Payment Option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.)

We will make transfers at your Written Request or telephone request, as described in THE CONTRACT -- "Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

The first 12 transfers in a Contract year are free. After that, we will deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.

You may apply for automatic transfers from the Fixed Account, the Global Strategic Income Sub-Account or the Money Market Sub-Account to one or more of the other Sub-Accounts every one, two, three, six or twelve months. Each automatic transfer must be at least $100. If the Fixed Account or the Sub-Account from which the automatic transfer is to be made is zero, the automatic transfer will cease. The Contract Owner must reapply for any future automatic transfers.

You may also apply for automatic account rebalancing in order to allocate Contract Value among the Sub-Accounts every one, two, three, six or twelve months. The Fixed Account is not included in the automatic account rebalancing.

We will process automatic transfers or automatic rebalancing on the 15th of each scheduled month. If the 15th is not a business day or is the Monthly Processing Date, we will process the automatic transfer or automatic rebalancing on the next business day.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred;

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account;

    - Minimum period between transfers involving the Fixed Account; and

    - Maximum amounts that may be transferred from the Fixed Account.

Transfers to and from the Fixed Account are currently permitted only if:

    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Contract Value.

These rules are subject to change by the Company.


SPECIAL TRANSFER PRIVILEGE UNDER PROPOSED SUBSTITUTION



The Company has requested the necessary regulatory approvals to substitute shares of the Select Investment Grade Income Fund of the Allmerica Investment Trust for shares of the currently offered Select Income Fund. Subject to receiving the necessary approvals, this substitution will take place on or about July 1, 2000. Contract Owners who have amounts invested in the Sub-Account investing in the Strategic Income Fund have certain special transfer rights before and after the proposed substitution is completed. For more information, see SUBSTITUTION OF SHARES OF THE STRATEGIC INCOME FUND.


DEATH BENEFIT. If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For second-to-die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract owner. See APPENDIX C -- PAYMENT OPTIONS.

Before the Final Payment Date, the Net Death Benefit is:

    - The Death Benefit: MINUS

    - Any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan.

In most states, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death.

The Death Benefit is the GREATER of the:

    - Face Amount; OR

    - Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED. The Guideline Minimum Sum Insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The Guideline Minimum Sum Insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance contract, and that the insurance proceeds will be excluded from the gross income of the Beneficiary.

ILLUSTRATION. In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 250% of Contract Value, if the Contract Value exceeds $40,000 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $40,000 will increase the Death Benefit by $2.50. For example, a Contract with a Contract Value of $50,000 will have a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50); Contract Value of $60,000 will produce a Guideline Minimum Sum Insured of $150,000 ($60,000 X 2.50); and Contract Value of $75,000 will produce a Guideline Minimum Sum Insured of $187,500 ($75,000 X 2.50).

Similarly, if Contract Value exceeds $40,000, each dollar taken out of Contract Value will reduce the Death Benefit by $2.50. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $150,000 to $125,000. If, however, the Contract Value multiplied by the applicable percentage from the table in APPENDIX A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The Death Benefit would not exceed the $100,000 face amount unless the Contract Value exceeded $54,054 (rather than $40,000), and each dollar then added to or taken from Contract Value would change the Death Benefit by $1.85.

CONTRACT VALUE. The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account; PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

Your Contract Value is affected by the:

    - Amount of your Payments;

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE. We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:

    - Your Payment plus any interest earned during the underwriting period it was allocated to the General Account (see THE CONTRACT -- "Application for a Contract"); MINUS

    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account; PLUS

    - The SUM of the PRODUCTS of:

    - The number of Units in each Sub-Account; TIMES

    - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT. We allocate each Payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the Payment allocated to the Sub-Account; DIVIDED BY

    - The dollar value of a Unit on the Valuation Date the Payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date; TIMES

    - The net investment factor.

NET INVESTMENT FACTOR. The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period; PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.

PAYMENT OPTIONS. The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS. You may add an optional insurance benefit to the Contract by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

SURRENDER. You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value; MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- "Surrender Charge." The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL. You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-Rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- "Surrender Charges" and CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of Written Request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Benefit Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

No surrender charges or partial withdrawal charges are imposed, and no commissions are paid where the Contract Owner as of the date of application is within the following class of individuals:

    All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Contracts and any spouses of the above persons or any children of the above persons.

MONTHLY DEDUCTIONS. On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

    - MAINTENANCE FEE: The Company will make a deduction of $2.50 from any Contract with less than $50,000 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

    - ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.40% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

    - MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the Payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies between an annual rate of 0.20% and 2.50% of the Contract Value depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for second-to-die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco users and non-tobacco users. Any change in the insurance protection rates will apply to all Insureds of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the Age of 18 at the Date of Issue in a standard or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

    - DISTRIBUTION EXPENSE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expense which are incurred by us with respect to the Contracts. This charge is equal to 0.30% of the Contract Value. We will monitor distribution charges, federal tax charges and the sales charge portion of the surrender fee deducted under a Contract to ensure that the sum of these charges will never exceed 9% of the Payments made under the Contract.

    - FEDERAL AND STATE PAYMENT TAX CHARGE: During the first ten Contract years, we make a monthly deduction to compensate the Company for the increase in federal tax liability from the application of Section 848 of the Code and to offset the average premium tax the Company is expected to pay to various state and local jurisdictions but will not necessarily equal the premium tax paid by us for a particular Contract. The Company expects to pay an average premium tax of approximately 2.5% of premiums in all states, although such rates can generally range from 0% to 4%. The Company does not intend to profit from the premium tax portion of this charge.

DAILY DEDUCTIONS. We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the Variable Account.

    - MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - FUND EXPENSES: The value of the Units of the Sub-Accounts will reflect the investment management fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of The Fulcrum Trust and the Trust contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE. The Contract's contingent surrender charge is a deferred sales charge and an unrecovered payment tax charge. The deferred sales charge compensates us for distribution expenses, including commissions to our representatives, advertising and the printing of prospectuses and sales literature. The unrecovered payment tax charge is designed to reimburse us for the unrecovered federal and state taxes the Company has paid.

Contract Year*                1       2       3       4       5       6       7       8       9     10+
Deferred Sales Charge       7.50%   7.50%   6.00%   6.00%   4.50%   4.50%   3.00%   3.00%   1.50%   0%

Unrecovered Payment Tax
 Charge                     2.25%   2.00%   1.75%   1.25%   1.50%   1.00%   0.75%   0.50%   0.25%   0%

Total Surrender Charge      9.75%   9.50%   7.75%   7.25%   5.75%   5.50%   3.75%   3.50%   1.75%   0%

The surrender charge applies for ten Contract years. We impose the surrender charge only if, during its duration, you request a full surrender or a partial withdrawal in excess of the free withdrawal amount.


* For a Contract that lapses and reinstates, see CONTRACT TERMINATION AND REINSTATEMENT.


PARTIAL WITHDRAWAL COSTS. For each partial withdrawal, we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge may also be deducted from Contract Value. However, in any Contract year, you may withdraw, without a partial withdrawal charge, up to:

    - 10% of the Contract Value; MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if only 8% of Contract Value were withdrawn in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

We impose any applicable surrender charge on any withdrawal greater than the Free 10% Withdrawal.

TRANSFER CHARGES. The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge, not to exceed $25, from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a results of a loan repayment.

                                 CONTRACT LOANS

You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Contract Value minus any surrender charges.

The minimum loan is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-Rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Contract Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%.


PREFERRED LOAN OPTION. Any portion of the Outstanding Loan that represents earnings in this Contract, a loan from an exchanged life insurance policy that was as carried over to this Contract or the gain in the exchanged life insurance policy that was carried over to this Contract may be treated as a preferred loan. You may change a preferred loan to a non-preferred loan at any time upon written request. The available percentage of the gain carried over from an exchanged policy less any policy loan carried over which will be eligible for preferred loan treatment is as follows:

Beginning of
Contract Year              1          2          3          4          5          6          7          8          9          10
-----------------------------------------------------------------------------------------------------------------------------------
Unloaned Gain              0%        10%        20%        30%        40%        50%        60%        70%        80%        90%
 Available

Beginning of
Contract Year              11
----------------------
Unloaned Gain             100%
 Available


The guaranteed annual interest rate credited to the Contract Value securing a preferred loan will be at least 5.5%. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable withdrawal from the Contract. Consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).


LOAN INTEREST CHARGED. Interest accrues daily at the annual rate of 6.0%. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN. You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent Payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

    - EFFECT OF CONTRACT LOANS: Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION. The Contract will terminate if, on a Monthly Processing Date, the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a Payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the Payment due and the date by which it must be paid.

Failure to make a sufficient Payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges.

REINSTATEMENT. A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A Payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A Payment that is large enough to keep the Contract in force for three months; and

    - A Payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

Contracts which have been surrendered may not be reinstated.

SURRENDER CHARGE. For the purpose of measuring the surrender charge period, the contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The Payment made to reinstate the Contract and interest earned from the date the Payment was received at our Principal Office; PLUS

    - The Contract Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement); MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER -- The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY -- The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionately, unless the Contract owner has requested otherwise.

ASSIGNMENT -- You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in Payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

The following Contract provisions may vary by state.

LIMIT ON RIGHT TO CONTEST THE CONTRACT -- We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE -- The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the Beneficiary all Payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX -- If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust benefits under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the Maximum Payment for the Contract to the Maximum Payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS -- Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; or

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We may delay paying any amount derived from a Payment you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT -- The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.


TAXATION OF THE CONTRACTS -- We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code.
Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Contract Value to the Death Benefit. So long as the Contracts are life insurance contracts, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with
Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by
Section 7702. In absence of final regulations or other guidance issued under
Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor. If a Contract were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract. In addition, if benefits are reduced at anytime during the life of the Contract, there may be adverse tax consequences. Please consult your tax adviser.


A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the seven-pay test of Section 7702A. The seven-pay test provides that payments can not be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in Section 7702A.


If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:


    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2; or

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

The Company has designed this Contract to meet the definition of a modified endowment contract.

Any Contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of a life insurance contract entered into before June 21, 1988 will not cause the new Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.


All modified endowment contracts issued by the same insurance company to the same Contract Owner during any calendar period will be treated as a single modified endowment contract in computing taxable distributions.


Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.

Federal tax law requires that the investment of each Sub-Account funding the Contracts is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account; divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may disregard voting instructions Contract Owners or the Trustees initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. A change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or otherwise is improper under the objectives and purposes of the funds. If we do disregard voting instructions, we will include a summary of and reasons for that action in the next report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



NAME AND POSITION WITH COMPANY          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------          ----------------------------------------------
Bruce C. Anderson                       Director (since 1996), Vice President (since
 Director                                1984) and Assistant Secretary (since 1992) of
                                         First Allmerica

Warren E. Barnes                        Vice President (since 1996) and Corporate
 Vice President and Corporate            Controller (since 1998) of First Allmerica
 Controller

Mark R. Colburn                         Director (since 2000) and Vice President (since
 Director and Vice President             1992) of First Allmerica.

Mary Eldridge                           Secretary (since 1999) of First Allmerica;
 Secretary                               Secretary (since 1999) of Allmerica
                                         Investments, Inc.; and Secretary (since 1999)
                                         of Allmerica Financial Investment Management
                                         Services, Inc., Attorney with First Allmerica
                                         (since 1998), Employee of First Allmerica
                                         (since 1992)

J. Kendall Huber                        Director, Vice President and General Counsel of
 Director, Vice President and General    First Allmerica (since 2000); Vice President
 Counsel                                 (1999) of Promos Hotel Corporation; Vice
                                         President & Deputy General Counsel (1998-1999)
                                         of Legg Mason, Inc.; Vice President and
                                         Deputy General Counsel (1995-1998) of USF&G
                                         Corporation.

John P. Kavanaugh                       Director and Chief Investment Officer (since
 Director, Vice President and Chief      1996) and Vice President (since 1991) of First
 Investment Officer                      Allmerica; and Vice President (since 1998) of
                                         Allmerica Financial Investment Management
                                         Services, Inc.; and President (since 1995) and
                                         Director (since 1996) of Allmerica Asset
                                         Management, Inc.

J. Barry May                            Director (since 1996) of First Allmerica;
 Director                                Director and President (since 1996) of The
                                         Hanover Insurance Company; and Vice President
                                         (1993 to 1996) of The Hanover Insurance
                                         Company

James R. McAuliffe                      Director (since 1996) of First Allmerica;
 Director                                Director (since 1992), President (since 1994)
                                         and Chief Executive Officer (since 1996) of
                                         Citizens Insurance Company of America

John F. O'Brien                         Director, President and Chief Executive Officer
 Director and Chairman of the Board      (since 1989) of First Allmerica; Director
                                         (since 1989) of Allmerica Investments, Inc.;
                                         and Director and Chairman of the Board (since
                                         1990) of Allmerica Financial Investment
                                         Management Services, Inc.

NAME AND POSITION WITH COMPANY          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------          ----------------------------------------------
Edward J. Parry, III                    Director and Chief Financial Officer (since
 Director, Vice President, and Chief     1996) and Vice President and Treasurer (since
 Financial Officer                       1993) of First Allmerica; Treasurer (since
                                         1993) of Allmerica Investments, Inc.; and
                                         Treasurer (since 1993) of Allmerica Financial
                                         Investment Management Services, Inc.

Richard M. Reilly                       Director (since 1996) and Vice President (since
 Director, President and Chief           1990) of First Allmerica; President (since
 Executive Officer                       1995) of Allmerica Financial Life Insurance
                                         and Annuity Company; Director (since 1990) of
                                         Allmerica Investments, Inc.; and Director and
                                         President (since 1998) of Allmerica Financial
                                         Investment Management Services, Inc.

Robert P. Restrepo, Jr.                 Director and Vice President (since 1998) of
 Director                                First Allmerica; Director (since 1998) of The
                                         Hanover Insurance Company; Chief Executive
                                         Officer (1996 to 1998) of Travelers
                                         Property & Casualty; Senior Vice President
                                         (1993 to 1996) of Aetna Life & Casualty
                                         Company

Eric A. Simonsen                        Director (since 1996) and Vice President (since
 Director and Vice President             1990) of First Allmerica; Director (since
                                         1991) of Allmerica Investments, Inc.; and
                                         Director (since 1991) of Allmerica Financial
                                         Investment Management Services, Inc.


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Contract commissions based on a commission schedule. After the Date of Issue, commissions will not exceed 8.5% of the Payment. After Contract year 10, we pay broker-dealer a persistency bonus and commence paying annual compensation of up to 0.25% of unloaned Contract Value. Alternative commission schedules are available with lower commission amounts based upon the age of the Contract Owner. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge and investment earnings on amounts allocated under the Contracts to the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.


We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. We will send you reports containing financial statements and other information for the Variable Account, The Fulcrum Trust and the Trust as the 1940 Act requires.


                               LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account and Allmerica Investments, Inc. or its assets. The Company is not involved in any litigation that is materially important to their total assets.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment: OR

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding.") Shares of the Portfolios of The Fulcrum Trust are also issued to other unaffiliated insurance companies ("shared funding.") It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. The Company, The Fulcrum Trust and the Trust do not believe that mixed funding is currently disadvantageous to either variable life insurance Contract Owners or variable annuity contract owners. The Company will monitor events to identify any material conflicts among Contract Owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the variable account or any sub-accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; OR

    - Combined with other sub-accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement for this offering under the 1933 Act with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the General Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. Provisions of the 1933 Act on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION -- You may allocate part or all of your Payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.


FIXED ACCOUNT INTEREST AND CONTRACT LOANS -- We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a Payment or a transfer, to the next Contract anniversary.



Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).



We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on contracts that we or our affiliates issue will not be delayed.



TRANSFERS, SURRENDERS, AND PARTIAL WITHDRAWALS -- If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/first out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.


The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge, not to exceed $25, for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

                              FINANCIAL STATEMENTS

Financial Statements for the Company are included in this Prospectus, starting after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                   APPENDIX A
                      GUIDELINE MINIMUM SUM INSURED TABLE

The Guideline Minimum Sum Insured is a percentage of the Contract Value as set forth below, according to federal tax regulations:

                         GUIDELINE MINIMUM SUM INSURED

                  AGE OF INSURED                     PERCENTAGE OF
                 ON DATE OF DEATH                    CONTRACT VALUE
                 ----------------                    --------------
40 and under.......................................       250%
45.................................................       215%
50.................................................       185%
55.................................................       150%
60.................................................       130%
65.................................................       120%
70.................................................       115%
75.................................................       105%
80.................................................       105%
85.................................................       105%
90.................................................       105%
95 and above.......................................       100%

For the ages not listed, the progression between the listed ages is linear.

                                   APPENDIX B
                          OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative.

OPTION TO ACCELERATE BENEFITS ENDORSEMENT (MAY NOT BE AVAILABLE IN ALL STATES)

    This endorsement allows part of the Contract proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

                                   APPENDIX C
                                PAYMENT OPTIONS

PAYMENT OPTIONS -- On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the Beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the General Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

(a) the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

(b) the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

    - OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

    - OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

      * when the payee dies with no further benefits due (Life Annuity);

      * when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

      * when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with Payments Guaranteed for 10 years).

    - OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

    - OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

    - OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

      * the same as the original amount, or

      * in an amount equal to 2/3 of the original amount.

Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS -- The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

You may give the beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS -- An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS -- A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES -- The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES -- The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

                                   APPENDIX D
                        ILLUSTRATIONS OF DEATH BENEFIT,
                    CONTRACT VALUES AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured, age 55, qualifying for the non-tobacco user discount; a Second-to-Die Contract issued to a male, age 65, qualifying for the non-tobacco user discount and a female, age 65, qualifying for the non-tobacco user discount; and a Second-to-Die Contract issued on a unisex basis to two Insureds, both age 65, qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and Underwriting Class, and a specified payment.

Contract Values are based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred).

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant Gross Annual Rates of 0%, 6%, and 12%. The second column of the tables show the amount that would accumulate if the initial Payment was invested to earn interest at 5% compounded annually.

The Contract Values and Death Benefit would be different from those shown even if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below the averages.

DEDUCTIONS FOR CHARGES


The amounts shown for the Death Benefit and Contract Values take into account the daily deduction of the morality and expense risk charge and the deduction from Contract Value for the Monthly Deductions. The amounts shown in the tables also take into account Underlying Fund advisory fees and operating expenses, based on the assumptions described below. The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses. In 1999, the total Fund expenses of the Underlying Funds (in the case of the Portfolios, as restated to reflect certain voluntary expense limitations, described below) ranged from 0.29% to 3.97%. For the purposes of the following illustrations the total Fund expenses are assumed to be 1.30% of the average daily net assets of the Underlying Funds. The fees and expenses associated with your Contract may be more or less than 1.30% in the aggregate, depending upon how you make allocations of Contract Value among the Sub-Accounts.



MONEY MARKET FUND OF ALLMERICA INVESTMENT TRUST. The advisory fee for the Money Market Fund of Allmerica Investment Trust does not vary by performance, and in 1999 was 0.24%. Total Fund Expenses for the Money Market Fund in 1999 were 0.29%. Under the Management Agreement with Allmerica Investment Trust, AFIMS has declared a voluntary expense limitation of 0.60% for the Money Market Fund, but the expenses of the Money Market Fund did not exceed the cap in 1999. The limitation may be terminated at any time.

PORTFOLIOS OF THE FULCRUM TRUST. Each of the Portfolios of The Fulcrum Trust pays a monthly Management Fee, which varies based on a comparison of the Portfolio's performance (after the deduction of all Portfolio expenses, including the Management Fee) to the performance of a specific Benchmark Index. The total Management Fee may vary between 0.00% to 4.00%. A fee of 4.00% would be paid only if a Portfolio's performance (net of all fees and expenses, including the advisory fee of 4.00%) was at least 7.5 percentage points better than the Benchmark Index. No fee will apply if the Portfolio's performance (net of all Portfolio expenses, including the Management Fee) is more than 3.0 percentage points lower than the Benchmark Index. In 1999, the actual management fees were 0.00% for the Value Portfolio, 0.36% for the Growth Portfolio, 1.21% for the International Growth Portfolio, 0.35% for the Strategic Income Portfolio, and 2.47% for the Global Interactive/Telecomm Portfolio. For more information, see attached prospectus for The Fulcrum Trust.



Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has voluntarily agreed to limit operating expenses and reimburse those expenses to the extent that the Portfolios' "Other Expenses" (i.e., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): 1.50% for the Global Interactive/Telecomm Portfolio, 1.50% for the International Growth Portfolio, 1.20% for the Growth Portfolio, 1.20% for the Value Portfolio, and 1.50% for the Strategic Income Portfolio. These limitations are in effect through June 30, 2000. Without the effect of the expense limitations, the 1999 "Other Expenses" ratios would have been the following: 1.75% for the Global Interactive/Telecomm Portfolio, 4.06% for the International Growth Portfolio, 2.55% for the Growth Portfolio, 1.76% for the Value Portfolio, and 3.48% for the Strategic Income Portfolio.


NET ANNUAL RATES OF INVESTMENT


Applying the mortality and expense risk charge of 0.90% and the average of total Fund expenses of 2.00%, the Gross Annual Return of 0%, 6%, and 12% would produce net annual rates of -2.20%, 3.80%, and 9.20%, respectively.


The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, in order to produce the illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                          MALE NON-SMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $67,803

                       CURRENT COST OF INSURANCE CHARGES

                        PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%
                        PAID PLUS       GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                        INTEREST    -------------------------------   -------------------------------
      CONTRACT            AT 5%     SURRENDER    POLICY     DEATH     SURRENDER    POLICY     DEATH
        YEAR            PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
---------------------   ---------   ---------   --------   --------   ---------   --------   --------
          1               26,250     21,360      23,860     67,803     22,835      25,335     67,803
          2               53,813     20,459      22,771     67,803     23,363      25,676     67,803
          3               82,753     19,605      21,730     67,803     23,896      26,021     67,803
          4              113,141     18,798      20,736     67,803     24,434      26,372     67,803
          5              145,048     18,036      19,786     67,803     24,977      26,727     67,803
          6              178,550     17,315      18,878     67,803     25,526      27,088     67,803
          7              213,728     16,822      18,010     67,803     26,267      27,454     67,803
          8              250,664     16,368      17,180     67,803     27,013      27,825     67,803
          9              289,447     16,013      16,388     67,803     27,827      28,202     67,803
         10              330,170     15,631      15,631     67,803     28,585      28,585     67,803
         11              372,928     15,012      15,012     67,803     29,176      29,176     67,803
         12              417,825     14,417      14,417     67,803     29,781      29,781     67,803
         13              464,966     13,844      13,844     67,803     30,399      30,399     67,803
         14              514,464     13,293      13,293     67,803     31,030      31,030     67,803
         15              566,437     12,762      12,762     67,803     31,675      31,675     67,803
         16              621,009     12,252      12,252     67,803     32,333      32,333     67,803
         17              678,310     11,760      11,760     67,803     33,007      33,007     67,803
         18              738,475     11,287      11,287     67,803     33,695      33,695     67,803
         19              801,649     10,833      10,833     67,803     34,397      34,397     67,803
         20              867,981     10,395      10,395     67,803     35,116      35,116     67,803
       Age 60            145,048     18,036      19,786     67,803     24,977      26,727     67,803
       Age 65            330,170     15,631      15,631     67,803     28,585      28,585     67,803
       Age 70            566,437     12,762      12,762     67,803     31,675      31,675     67,803
       Age 75            867,981     10,395      10,395     67,803     35,116      35,116     67,803

                              HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       -------------------------------
      CONTRACT         SURRENDER    POLICY     DEATH
        YEAR             VALUE      VALUE     BENEFIT
---------------------  ---------   --------   --------
          1              24,311     26,811     67,803
          2              26,442     28,755     67,803
          3              28,717     30,842     67,803
          4              31,146     33,083     67,803
          5              33,740     35,490     67,803
          6              36,511     38,073     67,803
          7              39,660     40,847     67,803
          8              43,013     43,825     67,803
          9              46,648     47,023     67,803
         10              50,459     50,459     67,803
         11              54,557     54,557     67,803
         12              58,996     58,996     70,206
         13              63,792     63,792     75,274
         14              68,973     68,973     80,698
         15              74,575     74,575     86,507
         16              80,632     80,632     92,727
         17              87,182     87,182     98,515
         18              94,263     94,263    104,632
         19             101,957    101,957    111,133
         20             110,346    110,346    118,070
       Age 60            33,740     35,490     67,803
       Age 65            50,459     50,459     67,803
       Age 70            74,575     74,575     86,507
       Age 75           110,346    110,346    118,070


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                          MALE NON-SMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $67,803

                      GUARANTEED COST OF INSURANCE CHARGES

                        PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%
                        PAID PLUS       GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                        INTEREST    -------------------------------   -------------------------------
      CONTRACT            AT 5%     SURRENDER    POLICY     DEATH     SURRENDER    POLICY     DEATH
        YEAR            PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
---------------------   ---------   ---------   --------   --------   ---------   --------   --------
          1               26,250     21,133      23,633     67,803     22,609      25,109     67,803
          2               53,813     19,959      22,272     67,803     22,873      25,186     67,803
          3               82,753     18,784      20,909     67,803     23,097      25,222     67,803
          4              113,141     17,605      19,543     67,803     23,281      25,219     67,803
          5              145,048     16,408      18,158     67,803     23,413      25,163     67,803
          6              178,550     15,191      16,753     67,803     23,491      25,053     67,803
          7              213,728     14,125      15,312     67,803     23,689      24,877     67,803
          8              250,664     13,013      13,826     67,803     23,814      24,626     67,803
          9              289,447     11,903      12,278     67,803     23,912      24,287     67,803
         10              330,170     10,644      10,644     67,803     23,838      23,838     67,803
         11              372,928      8,987       8,987     67,803     23,443      23,443     67,803
         12              417,825      7,207       7,207     67,803     22,918      22,918     67,803
         13              464,966      5,280       5,280     67,803     22,243      22,243     67,803
         14              514,464      3,184       3,184     67,803     21,395      21,395     67,803
         15              566,437        889         889     67,803     20,346      20,346     67,803
         16              621,009          0           0          0     19,055      19,055     67,803
         17              678,310          0           0          0     17,464      17,464     67,803
         18              738,475          0           0          0     15,514      15,514     67,803
         19              801,649          0           0          0     13,112      13,112     67,803
         20              867,981          0           0          0     10,166      10,166     67,803
       Age 60            145,048     16,408      18,158     67,803     23,413      25,163     67,803
       Age 65            330,170     10,644      10,644     67,803     23,838      23,838     67,803
       Age 70            566,437        889         889     67,803     20,346      20,346     67,803
       Age 75            867,981          0           0          0     10,166      10,166     67,803

                              HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       -------------------------------
      CONTRACT         SURRENDER    POLICY     DEATH
        YEAR             VALUE      VALUE     BENEFIT
---------------------  ---------   --------   --------
          1              24,087     26,587     67,803
          2              25,965     28,277     67,803
          3              27,954     30,079     67,803
          4              30,068     32,005     67,803
          5              32,313     34,063     67,803
          6              34,706     36,268     67,803
          7              37,447     38,635     67,803
          8              40,367     41,180     67,803
          9              43,548     43,923     67,803
         10              46,886     46,886     67,803
         11              50,465     50,465     67,803
         12              54,432     54,432     67,803
         13              58,814     58,814     69,401
         14              63,581     63,581     74,390
         15              68,721     68,721     79,716
         16              74,261     74,261     85,400
         17              80,263     80,263     90,697
         18              86,777     86,777     96,323
         19              93,860     93,860    102,307
         20             101,583    101,583    108,694
       Age 60            32,313     34,063     67,803
       Age 65            46,886     46,886     67,803
       Age 70            68,721     68,721     79,716
       Age 75           101,583    101,583    108,694


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                        UNISEX NON-SMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $69,861

                       CURRENT COST OF INSURANCE CHARGES

                        PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%
                        PAID PLUS       GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                        INTEREST    -------------------------------   -------------------------------
      CONTRACT            AT 5%     SURRENDER    POLICY     DEATH     SURRENDER    POLICY     DEATH
        YEAR            PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
---------------------   ---------   ---------   --------   --------   ---------   --------   --------
          1               26,250     21,360      23,860     69,861     22,835      25,335     69,861
          2               53,813     20,459      22,771     69,861     23,363      25,676     69,861
          3               82,753     19,605      21,730     69,861     23,896      26,021     69,861
          4              113,141     18,798      20,736     69,861     24,434      26,372     69,861
          5              145,048     18,036      19,786     69,861     24,977      26,727     69,861
          6              178,550     17,315      18,878     69,861     25,526      27,088     69,861
          7              213,728     16,822      18,010     69,861     26,267      27,454     69,861
          8              250,664     16,368      17,180     69,861     27,013      27,825     69,861
          9              289,447     16,013      16,388     69,861     27,827      28,202     69,861
         10              330,170     15,631      15,631     69,861     28,585      28,585     69,861
         11              372,928     15,012      15,012     69,861     29,176      29,176     69,861
         12              417,825     14,417      14,417     69,861     29,781      29,781     69,861
         13              464,966     13,844      13,844     69,861     30,399      30,399     69,861
         14              514,464     13,293      13,293     69,861     31,030      31,030     69,861
         15              566,437     12,762      12,762     69,861     31,675      31,675     69,861
         16              621,009     12,252      12,252     69,861     32,333      32,333     69,861
         17              678,310     11,760      11,760     69,861     33,007      33,007     69,861
         18              738,475     11,287      11,287     69,861     33,695      33,695     69,861
         19              801,649     10,833      10,833     69,861     34,397      34,397     69,861
         20              867,981     10,395      10,395     69,861     35,116      35,116     69,861
       Age 60            145,048     18,036      19,786     69,861     24,977      26,727     69,861
       Age 65            330,170     15,631      15,631     69,861     28,585      28,585     69,861
       Age 70            566,437     12,762      12,762     69,861     31,675      31,675     69,861
       Age 75            867,981     10,395      10,395     69,861     35,116      35,116     69,861

                              HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       -------------------------------
      CONTRACT         SURRENDER    POLICY     DEATH
        YEAR             VALUE      VALUE     BENEFIT
---------------------  ---------   --------   --------
          1              24,311     26,811     69,861
          2              26,442     28,755     69,861
          3              28,717     30,842     69,861
          4              31,146     33,083     69,861
          5              33,740     35,490     69,861
          6              36,511     38,073     69,861
          7              39,660     40,847     69,861
          8              43,013     43,825     69,861
          9              46,648     47,023     69,861
         10              50,459     50,459     69,861
         11              54,557     54,557     69,861
         12              58,995     58,995     70,204
         13              63,814     63,814     75,301
         14              69,016     69,016     80,749
         15              74,628     74,628     86,569
         16              80,690     80,690     92,793
         17              87,250     87,250     98,592
         18              94,372     94,372    104,753
         19             102,117    102,117    111,307
         20             110,558    110,558    118,297
       Age 60            33,740     35,490     69,861
       Age 65            50,459     50,459     69,861
       Age 70            74,628     74,628     86,569
       Age 75           110,558    110,558    118,297


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                        UNISEX NON-SMOKER AGE 55

                                                 SPECIFIED FACE AMOUNT = $69,861

                      GUARANTEED COST OF INSURANCE CHARGES

                        PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%
                        PAID PLUS       GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                        INTEREST    -------------------------------   -------------------------------
      CONTRACT            AT 5%     SURRENDER    POLICY     DEATH     SURRENDER    POLICY     DEATH
        YEAR            PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
---------------------   ---------   ---------   --------   --------   ---------   --------   --------
          1               26,250     21,132      23,632     69,861     22,609      25,109     69,861
          2               53,813     19,957      22,270     69,861     22,870      25,182     69,861
          3               82,753     18,791      20,916     69,861     23,101      25,226     69,861
          4              113,141     17,619      19,556     69,861     23,289      25,226     69,861
          5              145,048     16,439      18,189     69,861     23,434      25,184     69,861
          6              178,550     15,243      16,805     69,861     23,528      25,090     69,861
          7              213,728     14,203      15,390     69,861     23,746      24,934     69,861
          8              250,664     13,122      13,934     69,861     23,893      24,706     69,861
          9              289,447     12,046      12,421     69,861     24,017      24,392     69,861
         10              330,170     10,833      10,833     69,861     23,978      23,978     69,861
         11              372,928      9,228       9,228     69,861     23,622      23,622     69,861
         12              417,825      7,512       7,512     69,861     23,146      23,146     69,861
         13              464,966      5,663       5,663     69,861     22,530      22,530     69,861
         14              514,464      3,666       3,666     69,861     21,758      21,758     69,861
         15              566,437      1,488       1,488     69,861     20,799      20,799     69,861
         16              621,009          0           0          0     19,606      19,606     69,861
         17              678,310          0           0          0     18,142      18,142     69,861
         18              738,475          0           0          0     16,361      16,361     69,861
         19              801,649          0           0          0     14,175      14,175     69,861
         20              867,981          0           0          0     11,498      11,498     69,861
       Age 60            145,048     16,439      18,189     69,861     23,434      25,184     69,861
       Age 65            330,170     10,833      10,833     69,861     23,978      23,978     69,861
       Age 70            566,437      1,488       1,488     69,861     20,799      20,799     69,861
       Age 75            867,981          0           0          0     11,498      11,498     69,861

                              HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       -------------------------------
      CONTRACT         SURRENDER    POLICY     DEATH
        YEAR             VALUE      VALUE     BENEFIT
---------------------  ---------   --------   --------
          1              24,086     26,586     69,861
          2              25,960     28,273     69,861
          3              27,953     30,078     69,861
          4              30,068     32,005     69,861
          5              32,319     34,069     69,861
          6              34,720     36,282     69,861
          7              37,467     38,655     69,861
          8              40,392     41,204     69,861
          9              43,574     43,949     69,861
         10              46,911     46,911     69,861
         11              50,482     50,482     69,861
         12              54,433     54,433     69,861
         13              58,791     58,791     69,861
         14              63,578     63,578     74,387
         15              68,748     68,748     79,748
         16              74,322     74,322     85,471
         17              80,365     80,365     90,812
         18              86,925     86,925     96,487
         19              94,059     94,059    102,524
         20             101,834    101,834    108,962
       Age 60            32,319     34,069     69,861
       Age 65            46,911     46,911     69,861
       Age 70            68,748     68,748     79,748
       Age 75           101,834    101,834    108,962


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                          MALE NON-SMOKER AGE 65

                                                        FEMALE NON-SMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $66,006

                       CURRENT COST OF INSURANCE CHARGES

                        PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%
                        PAID PLUS       GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                        INTEREST    -------------------------------   -------------------------------
      CONTRACT            AT 5%     SURRENDER    POLICY     DEATH     SURRENDER    POLICY     DEATH
        YEAR            PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
---------------------   ---------   ---------   --------   --------   ---------   --------   --------
          1               26,250     21,467      23,967     66,006     22,949      25,449     66,006
          2               53,813     20,631      22,944     66,006     23,565      25,878     66,006
          3               82,753     19,836      21,961     66,006     24,180      26,305     66,006
          4              113,141     19,082      21,020     66,006     24,802      26,740     66,006
          5              145,048     18,367      20,117     66,006     25,432      27,182     66,006
          6              178,550     17,689      19,252     66,006     26,070      27,632     66,006
          7              213,728     17,235      18,423     66,006     26,903      28,090     66,006
          8              250,664     16,815      17,628     66,006     27,744      28,557     66,006
          9              289,447     16,491      16,866     66,006     28,656      29,031     66,006
         10              330,170     16,136      16,136     66,006     29,514      29,514     66,006
         11              372,928     15,545      15,545     66,006     30,217      30,217     66,006
         12              417,825     14,975      14,975     66,006     30,937      30,937     66,006
         13              464,966     14,424      14,424     66,006     31,674      31,674     66,006
         14              514,464     13,892      13,892     66,006     32,431      32,431     66,006
         15              566,437     13,379      13,379     66,006     33,205      33,205     66,006
         16              621,009     12,884      12,884     66,006     34,000      34,000     66,006
         17              678,310     12,406      12,406     66,006     34,813      34,813     66,006
         18              738,475     11,945      11,945     66,006     35,648      35,648     66,006
         19              801,649     11,500      11,500     66,006     36,502      36,502     66,006
         20              867,981     11,070      11,070     66,006     37,378      37,378     66,006
       Age 70            145,048     18,367      20,117     66,006     25,432      27,182     66,006
       Age 75            330,170     16,136      16,136     66,006     29,514      29,514     66,006

                              HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       -------------------------------
      CONTRACT         SURRENDER    POLICY     DEATH
        YEAR             VALUE      VALUE     BENEFIT
---------------------  ---------   --------   --------
          1              24,432     26,932     66,006
          2              26,675     28,988     66,006
          3              29,061     31,186     66,006
          4              31,615     33,553     66,006
          5              34,352     36,102     66,006
          6              37,284     38,847     66,006
          7              40,616     41,803     66,006
          8              44,174     44,987     66,006
          9              48,040     48,415     66,006
         10              52,122     52,122     66,006
         11              56,525     56,525     66,006
         12              61,300     61,300     66,006
         13              66,497     66,497     69,821
         14              72,118     72,118     75,724
         15              78,210     78,210     82,121
         16              84,817     84,817     89,058
         17              91,982     91,982     96,581
         18              99,752     99,752    104,739
         19             108,178    108,178    113,587
         20             117,316    117,316    123,182
       Age 70            34,352     36,102     66,006
       Age 75            52,122     52,122     66,006


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                          MALE NON-SMOKER AGE 65

                                                        FEMALE NON-SMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $66,006

                      GUARANTEED COST OF INSURANCE CHARGES

                        PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%
                        PAID PLUS       GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                        INTEREST    -------------------------------   -------------------------------
      CONTRACT            AT 5%     SURRENDER    POLICY     DEATH     SURRENDER    POLICY     DEATH
        YEAR            PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
---------------------   ---------   ---------   --------   --------   ---------   --------   --------
          1               26,250     21,467      23,967     66,006     22,949      25,449     66,006
          2               53,813     20,631      22,944     66,006     23,565      25,878     66,006
          3               82,753     19,796      21,921     66,006     24,153      26,278     66,006
          4              113,141     18,951      20,889     66,006     24,705      26,642     66,006
          5              145,048     18,085      19,835     66,006     25,212      26,962     66,006
          6              178,550     17,182      18,744     66,006     25,664      27,227     66,006
          7              213,728     16,411      17,598     66,006     26,233      27,420     66,006
          8              250,664     15,558      16,371     66,006     26,711      27,523     66,006
          9              289,447     14,655      15,030     66,006     27,136      27,511     66,006
         10              330,170     13,538      13,538     66,006     27,354      27,354     66,006
         11              372,928     11,940      11,940     66,006     27,215      27,215     66,006
         12              417,825     10,088      10,088     66,006     26,868      26,868     66,006
         13              464,966      7,924       7,924     66,006     26,270      26,270     66,006
         14              514,464      5,380       5,380     66,006     25,368      25,368     66,006
         15              566,437      2,365       2,365     66,006     24,091      24,091     66,006
         16              621,009          0           0          0     22,342      22,342     66,006
         17              678,310          0           0          0     19,987      19,987     66,006
         18              738,475          0           0          0     16,838      16,838     66,006
         19              801,649          0           0          0     12,643      12,643     66,006
         20              867,981          0           0          0      7,059       7,059     66,006
       Age 70            145,048     18,085      19,835     66,006     25,212      26,962     66,006
       Age 75            330,170     13,538      13,538     66,006     27,354      27,354     66,006

                              HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       -------------------------------
      CONTRACT         SURRENDER    POLICY     DEATH
        YEAR             VALUE      VALUE     BENEFIT
---------------------  ---------   --------   --------
          1              24,432     26,932     66,006
          2              26,675     28,988     66,006
          3              29,049     31,174     66,006
          4              31,561     33,498     66,006
          5              34,221     35,971     66,006
          6              37,040     38,602     66,006
          7              40,217     41,405     66,006
          8              43,580     44,393     66,006
          9              47,212     47,587     66,006
         10              51,023     51,023     66,006
         11              55,147     55,147     66,006
         12              59,679     59,679     66,006
         13              64,703     64,703     67,938
         14              70,173     70,173     73,681
         15              76,077     76,077     79,881
         16              82,444     82,444     86,566
         17              89,299     89,299     93,763
         18              96,668     96,668    101,501
         19             104,576    104,576    109,805
         20             113,048    113,048    118,700
       Age 70            34,221     35,971     66,006
       Age 75            51,023     51,023     66,006


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                        UNISEX NON-SMOKER AGE 65

                                                        UNISEX NON-SMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $65,807

                       CURRENT COST OF INSURANCE CHARGES

                        PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%
                        PAID PLUS       GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                        INTEREST    -------------------------------   -------------------------------
      CONTRACT            AT 5%     SURRENDER    POLICY     DEATH     SURRENDER    POLICY     DEATH
        YEAR            PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
---------------------   ---------   ---------   --------   --------   ---------   --------   --------
          1               26,250     21,467      23,967     65,807     22,949      25,449     65,807
          2               53,813     20,630      22,942     65,807     23,563      25,876     65,807
          3               82,753     19,835      21,960     65,807     24,178      26,303     65,807
          4              113,141     19,081      21,018     65,807     24,800      26,738     65,807
          5              145,048     18,365      20,115     65,807     25,430      27,180     65,807
          6              178,550     17,688      19,250     65,807     26,068      27,630     65,807
          7              213,728     17,234      18,421     65,807     26,901      28,088     65,807
          8              250,664     16,814      17,627     65,807     27,742      28,555     65,807
          9              289,447     16,490      16,865     65,807     28,654      29,029     65,807
         10              330,170     16,135      16,135     65,807     29,512      29,512     65,807
         11              372,928     15,544      15,544     65,807     30,214      30,214     65,807
         12              417,825     14,973      14,973     65,807     30,934      30,934     65,807
         13              464,966     14,423      14,423     65,807     31,672      31,672     65,807
         14              514,464     13,891      13,891     65,807     32,428      32,428     65,807
         15              566,437     13,378      13,378     65,807     33,203      33,203     65,807
         16              621,009     12,883      12,883     65,807     33,997      33,997     65,807
         17              678,310     12,405      12,405     65,807     34,811      34,811     65,807
         18              738,475     11,944      11,944     65,807     35,645      35,645     65,807
         19              801,649     11,499      11,499     65,807     36,500      36,500     65,807
         20              867,981     11,069      11,069     65,807     37,376      37,376     65,807
       Age 70            145,048     18,365      20,115     65,807     25,430      27,180     65,807
       Age 75            330,170     16,135      16,135     65,807     29,512      29,512     65,807

                              HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       -------------------------------
      CONTRACT         SURRENDER    POLICY     DEATH
        YEAR             VALUE      VALUE     BENEFIT
---------------------  ---------   --------   --------
          1              24,431     26,931     65,807
          2              26,673     28,986     65,807
          3              29,059     31,184     65,807
          4              31,613     33,550     65,807
          5              34,349     36,099     65,807
          6              37,282     38,844     65,807
          7              40,613     41,800     65,807
          8              44,171     44,984     65,807
          9              48,037     48,412     65,807
         10              52,119     52,119     65,807
         11              56,522     56,522     65,807
         12              61,296     61,296     65,807
         13              66,492     66,492     69,816
         14              72,111     72,111     75,717
         15              78,203     78,203     82,113
         16              84,809     84,809     89,049
         17              91,973     91,973     96,571
         18              99,742     99,742    104,729
         19             108,167    108,167    113,576
         20             117,305    117,305    123,170
       Age 70            34,349     36,099     65,807
       Age 75            52,119     52,119     65,807


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUTIY COMPANY
                        THE FULCRUM FUND NEXT GENERATION
                 MODIFIED SINGLE PAYMENT VARIABLE LIFE CONTRACT

                                                        UNISEX NON-SMOKER AGE 65

                                                        UNISEX NON-SMOKER AGE 65

                                                 SPECIFIED FACE AMOUNT = $65,807

                      GUARANTEED COST OF INSURANCE CHARGES

                        PREMIUMS            HYPOTHETICAL 0%                   HYPOTHETICAL 6%
                        PAID PLUS       GROSS INVESTMENT RETURN           GROSS INVESTMENT RETURN
                        INTEREST    -------------------------------   -------------------------------
      CONTRACT            AT 5%     SURRENDER    POLICY     DEATH     SURRENDER    POLICY     DEATH
        YEAR            PER YEAR      VALUE      VALUE     BENEFIT      VALUE      VALUE     BENEFIT
---------------------   ---------   ---------   --------   --------   ---------   --------   --------
          1               26,250     21,467      23,967     65,807     22,949      25,449     65,807
          2               53,813     20,629      22,942     65,807     23,563      25,876     65,807
          3               82,753     19,791      21,916     65,807     24,148      26,273     65,807
          4              113,141     18,942      20,879     65,807     24,696      26,633     65,807
          5              145,048     18,069      19,819     65,807     25,197      26,947     65,807
          6              178,550     17,156      18,718     65,807     25,639      27,202     65,807
          7              213,728     16,371      17,558     65,807     26,195      27,383     65,807
          8              250,664     15,503      16,316     65,807     26,660      27,472     65,807
          9              289,447     14,582      14,957     65,807     27,069      27,444     65,807
         10              330,170     13,445      13,445     65,807     27,268      27,268     65,807
         11              372,928     11,825      11,825     65,807     27,108      27,108     65,807
         12              417,825      9,948       9,948     65,807     26,739      26,739     65,807
         13              464,966      7,760       7,760     65,807     26,118      26,118     65,807
         14              514,464      5,193       5,193     65,807     25,193      25,193     65,807
         15              566,437      2,158       2,158     65,807     23,894      23,894     65,807
         16              621,009          0           0          0     22,125      22,125     65,807
         17              678,310          0           0          0     19,753      19,753     65,807
         18              738,475          0           0          0     16,594      16,594     65,807
         19              801,649          0           0          0     12,397      12,397     65,807
         20              867,981          0           0          0      6,826       6,826     65,807
       Age 70            145,048     18,069      19,819     65,807     25,197      26,947     65,807
       Age 75            330,170     13,445      13,445     65,807     27,268      27,268     65,807

                              HYPOTHETICAL 12%
                           GROSS INVESTMENT RETURN
                       -------------------------------
      CONTRACT         SURRENDER    POLICY     DEATH
        YEAR             VALUE      VALUE     BENEFIT
---------------------  ---------   --------   --------
          1              24,431     26,931     65,807
          2              26,673     28,986     65,807
          3              29,044     31,169     65,807
          4              31,553     33,490     65,807
          5              34,207     35,957     65,807
          6              37,018     38,581     65,807
          7              40,186     41,373     65,807
          8              43,539     44,352     65,807
          9              47,160     47,535     65,807
         10              50,961     50,961     65,807
         11              55,076     55,076     65,807
         12              59,600     59,600     65,807
         13              64,617     64,617     67,848
         14              70,078     70,078     73,582
         15              75,973     75,973     79,771
         16              82,329     82,329     86,445
         17              89,173     89,173     93,632
         18              96,532     96,532    101,359
         19             104,431    104,431    109,652
         20             112,893    112,893    118,538
       Age 70            34,207     35,957     65,807
       Age 75            50,961     50,961     65,807


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD.

                                   APPENDIX E
                            PERFORMANCE INFORMATION

The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.

Performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:

    - The Insured is a male Age 36, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.

We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;

    - Other groups of variable life separate accounts or other investment products tracked by Lipper, Inc.;

    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses. Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical Payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Funds.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 1, 2000

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1999    1998    1997
 -------------                                     ----    ----    ----
 REVENUES
     Premiums...................................  $  0.5  $  0.5  $ 22.8
     Universal life and investment product
       policy fees..............................   328.1   267.4   212.2
     Net investment income......................   150.2   151.3   164.2
     Net realized investment (losses) gains.....    (8.7)   20.0     2.9
     Other income...............................    36.9     0.6     1.4
                                                  ------  ------  ------
         Total revenues.........................   507.0   439.8   403.5
                                                  ------  ------  ------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims and losses.........   173.6   153.9   187.8
     Policy acquisition expenses................    49.8    64.6     2.8
     Sales practice litigation..................    --      21.0    --
     Loss from cession of disability income
       business.................................    --      --      53.9
     Other operating expenses...................   151.3   104.1   101.3
                                                  ------  ------  ------
         Total benefits, losses and expenses....   374.7   343.6   345.8
                                                  ------  ------  ------
 Income before federal income taxes.............   132.3    96.2    57.7
                                                  ------  ------  ------
 FEDERAL INCOME TAX EXPENSE
     Current....................................    15.5    22.1    13.9
     Deferred...................................    30.5    11.8     7.1
                                                  ------  ------  ------
         Total federal income tax expense.......    46.0    33.9    21.0
                                                  ------  ------  ------
 Net income.....................................  $ 86.3  $ 62.3  $ 36.7
                                                  ======  ======  ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS, EXCEPT PER SHARE DATA)                        1999       1998
 ------------------------------------                      ---------  ---------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,354.2 and $1,284.6)............................  $ 1,324.6  $ 1,330.4
     Equity securities at fair value (cost of $25.2 and
       $27.4)............................................       32.6       31.8
     Mortgage loans......................................      223.7      230.0
     Policy loans........................................      166.8      151.5
     Real estate and other long-term investments.........       25.1       23.6
                                                           ---------  ---------
         Total investments...............................    1,772.8    1,767.3
                                                           ---------  ---------
   Cash and cash equivalents.............................      132.9      217.9
   Accrued investment income.............................       36.0       33.5
   Deferred policy acquisition costs.....................    1,156.4      950.5
   Reinsurance receivable on paid and unpaid losses,
     benefits and unearned premiums......................      287.2      308.0
   Other assets..........................................       64.8       46.9
   Separate account assets...............................   14,527.9   11,020.4
                                                           ---------  ---------
         Total assets....................................  $17,978.0  $14,344.5
                                                           =========  =========
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,274.7  $ 2,284.8
     Outstanding claims and losses.......................       13.7       17.9
     Unearned premiums...................................        2.6        2.7
     Contractholder deposit funds and other policy
       liabilities.......................................       44.3       38.1
                                                           ---------  ---------
         Total policy liabilities and accruals...........    2,335.3    2,343.5
                                                           ---------  ---------
   Expenses and taxes payable............................      216.8      146.2
   Reinsurance premiums payable..........................       17.9       45.7
   Deferred federal income taxes.........................       94.8       78.8
   Separate account liabilities..........................   14,527.9   11,020.4
                                                           ---------  ---------
         Total liabilities...............................   17,192.7   13,634.6
                                                           ---------  ---------
   Contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,526 and 2,524 shares, issued and
     outstanding.........................................        2.5        2.5
   Additional paid-in capital............................      423.7      407.9
   Accumulated other comprehensive (loss) income.........       (2.6)      24.1
   Retained earnings.....................................      361.7      275.4
                                                           ---------  ---------
         Total shareholder's equity......................      785.3      709.9
                                                           ---------  ---------
         Total liabilities and shareholder's equity......  $17,978.0  $14,344.5
                                                           =========  =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1999     1998     1997
 -------------                                    -------  -------  -------
 COMMON STOCK...................................  $  2.5   $  2.5   $  2.5
                                                  ------   ------   ------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............   407.9    386.9    346.3
     Issuance of common stock...................    15.8     21.0     40.6
                                                  ------   ------   ------
     Balance at end of period...................   423.7    407.9    386.9
                                                  ------   ------   ------
 ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
     Net unrealized (depreciation) appreciation
       on investments:
     Balance at beginning of period.............    24.1     38.5     20.5
     (Depreciation) appreciation during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........   (41.1)   (23.4)    27.0
         Benefit (provision) for deferred
           federal income taxes.................    14.4      9.0     (9.0)
                                                  ------   ------   ------
                                                   (26.7)   (14.4)    18.0
                                                  ------   ------   ------
     Balance at end of period...................    (2.6)    24.1     38.5
                                                  ------   ------   ------
 RETAINED EARNINGS
     Balance at beginning of period.............   275.4    213.1    176.4
     Net income.................................    86.3     62.3     36.7
                                                  ------   ------   ------
     Balance at end of period...................   361.7    275.4    213.1
                                                  ------   ------   ------
         Total shareholder's equity.............  $785.3   $709.9   $641.0
                                                  ======   ======   ======

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999    1998    1997
 -------------                                 ------  ------  ------
 Net income..................................  $ 86.3  $ 62.3  $36.7
 Other comprehensive (loss) income:
     Net (depreciation) appreciation on
       available-for-sale securities.........   (41.1)  (23.4)  27.0
     Benefit (provision) for deferred federal
       income taxes..........................    14.4     9.0   (9.0)
                                               ------  ------  -----
         Other comprehensive (loss) income...   (26.7)  (14.4)  18.0
                                               ------  ------  -----
     Comprehensive income....................  $ 59.6  $ 47.9  $54.7
                                               ======  ======  =====

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1999     1998     1997
 -------------                                 -------  -------  -------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $  86.3  $  62.3  $  36.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized losses/(gains).........      8.7    (20.0)    (2.9)
         Net amortization and depreciation...     (2.3)    (7.1)   --
         Sales practice litigation expense...    --        21.0    --
         Loss from cession of disability
           income business...................    --       --        53.9
         Deferred federal income taxes.......     30.5     11.8      7.1
         Payment related to cession of
           disability income business........    --       --      (207.0)
         Change in deferred acquisition
           costs.............................   (169.7)  (177.8)  (181.3)
         Change in reinsurance premiums
           payable...........................    (31.5)    40.8      3.9
         Change in accrued investment
           income............................     (2.5)     0.7      3.5
         Change in policy liabilities and
           accruals, net.....................     (8.4)   193.1    (72.4)
         Change in reinsurance receivable....     20.7    (56.9)    22.1
         Change in expenses and taxes
           payable...........................     64.1     55.4      0.2
         Other, net..........................    (14.8)   (28.5)    (7.1)
                                               -------  -------  -------
             Net cash (used in) provided by
               operating activities..........    (18.9)    94.8   (343.3)
                                               -------  -------  -------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................    330.9    187.0    909.7
     Proceeds from disposals of equity
       securities............................     30.9     53.3      2.4
     Proceeds from disposals of other
       investments...........................      0.8     22.7     23.7
     Proceeds from mortgages matured or
       collected.............................     30.5     60.1     62.9
     Purchase of available-for-sale fixed
       maturities............................   (415.5)  (136.0)  (579.7)
     Purchase of equity securities...........    (20.2)   (30.6)    (3.2)
     Purchase of other investments...........    (44.1)   (22.7)    (9.0)
     Purchase of mortgages...................    --       (58.9)   (70.4)
     Other investing activities, net.........      2.0     (3.9)   --
                                               -------  -------  -------
         Net cash (used in) provided by
           investing activities..............    (84.7)    71.0    336.4
                                               -------  -------  -------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Contribution from subsidiaries..........     14.6    --       --
     Proceeds from issuance of stock and
       capital paid in.......................      4.0     21.0     19.2
                                               -------  -------  -------
         Net cash provided by financing
           activities........................     18.6     21.0     19.2
                                               -------  -------  -------
 Net change in cash and cash equivalents.....    (85.0)   186.8     12.3
 Cash and cash equivalents, beginning of
  period.....................................    217.9     31.1     18.8
                                               -------  -------  -------
 Cash and cash equivalents, end of period....  $ 132.9  $ 217.9  $  31.1
                                               =======  =======  =======
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $ --     $ --     $ --
     Income taxes paid.......................  $   4.4  $  36.2  $   5.4

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("FAFLIC") which is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). As noted below, the consolidated accounts of AFLIAC include the accounts of certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries).

Prior to July 1, 1999, AFLIAC was a wholly-owned subsidiary of SMA Financial Corporation ("SMAFCO"), which was a wholly-owned subsidiary of FAFLIC. Effective July 1, 1999 and in connection with AFC's restructuring activities, SMAFCO was renamed Allmerica Asset Management , Inc. ("AAM") and contributed it's ownership of AFLIAC to FAFLIC. AAM also contributed Allmerica Investments, Inc., Allmerica Investment Management Company, Inc., Allmerica Financial Investment Management Services, Inc., and Allmerica Financial Services Insurance Agency, Inc., to AFLIAC in exchange for one share of AFLIAC common stock. The equity of these four companies on July 1, 1999 was $11.8 million. For the six months ended December 31, 1999, the subsidiaries of AFLIAC had total revenue of $35.5 million and total benefits, losses and expenses of $24.4 million. All significant intercompany accounts and transactions have been eliminated.

In addition, effective November 1, 1999, the Company's consolidated financial statements include five wholly-owned insurance agencies. These agencies are Allmerica Investments Insurance Agency Inc. of Alabama, Allmerica Investments Insurance Agency of Florida Inc., Allmerica Investment Insurance Agency Inc. of Georgia, Allmerica Investment Insurance Agency Inc. of Kentucky, and Allmerica Investments Insurance Agency Inc. of Mississippi.

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary effective November 30, 1998. Its results of operations are included for eleven months of 1998 and for the month of December, 1997.

The statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities," the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted a plan to dispose of all real estate assets. As of December 31, 1999, there was one property remaining in the Company's real estate portfolio, which is being actively marketed. This asset is carried at the estimated fair value less costs of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other than temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3.0% to 6.0% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for benefit claims in excess of a guaranteed minimum fund value.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims and losses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims in excess of a guaranteed minimum fund value, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries (including certain non-insurance operations) file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement No. 109"). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  OTHER INCOME AND OTHER OPERATING EXPENSES

Other income and other operating expenses for the year ended December 31, 1999 include investment management and brokerage income and sub-advisory expenses arising from the activities of the non-insurance subsidiaries that were transferred to AFLIAC during 1999, as more fully described in Note 1A.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

K.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. This statement is effective for fiscal ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY (an indirect wholly-owned subsidiary of Allmerica Financial Corporation) years beginning after June 15, 2000. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter of 1998, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SOP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The adoption of this statement had no effect on the results of operations or financial position of the Company.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life insurance via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"). Statement No. 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

L.  RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

During 1999, AFLIAC's parent contributed $11.8 million of additional paid-in capital to the Company in the form of four subsidiaries as disclosed in Note 1A above. These subsidiaries consisted of assets of $22.0 million, of which $14.6 million was cash and cash equivalents, and liabilities of $10.2 million. During 1999, 1998 and 1997, SMAFCO contributed $4.0 million, $21.0 million, and $40.6 million respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement did not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                             1999
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.2     $ 0.2       $--       $    5.4
States and political subdivisions.......      12.4       0.1       --            12.5
Foreign governments.....................      38.6       0.9         0.6         38.9
Corporate fixed maturities..............   1,180.0      10.3        38.9      1,151.4
Mortgage-backed securities..............     118.0       1.1         2.7        116.4
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,354.2     $12.6       $42.2     $1,324.6
                                          ========     =====       =====     ========
Equity securities.......................  $   25.2     $ 7.4       $--       $   32.6
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                                             1998
                                          -------------------------------------------
                                                       GROSS       GROSS
DECEMBER 31,                              AMORTIZED  UNREALIZED  UNREALIZED    FAIR
(IN MILLIONS)                             COST (1)     GAINS       LOSSES     VALUE
-------------                             ---------  ----------  ----------  --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $    5.8     $ 0.8       $--       $    6.6
States and political subdivisions.......       2.7       0.2       --             2.9
Foreign governments.....................      48.8       1.6         1.5         48.9
Corporate fixed maturities..............   1,096.0      58.0        17.7      1,136.3
Mortgage-backed securities..............     131.3       5.8         1.4        135.7
                                          --------     -----       -----     --------
Total fixed maturities..................  $1,284.6     $66.4       $20.6     $1,330.4
                                          ========     =====       =====     ========
Equity securities.......................  $   27.4     $ 8.9       $ 4.5     $   31.8
                                          ========     =====       =====     ========

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1999, the amortized cost and market value of these assets on deposit in New York were $196.4 million and $193.0 million, respectively. At December 31, 1998, the amortized cost and market value of assets on deposit were $268.5 million and $284.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.1 million and $4.2 million were on deposit with various state and governmental authorities at December 31, 1999 and 1998, respectively.

There were no contractual fixed maturity investment commitments at December 31, 1999.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                     1999
                                                              -------------------
DECEMBER 31,                                                  AMORTIZED    FAIR
(IN MILLIONS)                                                   COST      VALUE
-------------                                                 ---------  --------
Due in one year or less.....................................  $   54.5   $   54.8
Due after one year through five years.......................     349.1      347.2
Due after five years through ten years......................     652.9      637.1
Due after ten years.........................................     297.7      285.5
                                                              --------   --------
Total.......................................................  $1,354.2   $1,324.6
                                                              ========   ========

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED      SECURITIES
(IN MILLIONS)                                                 MATURITIES  AND OTHER (1)  TOTAL
-------------                                                 ----------  -------------  ------
1999
Net appreciation, beginning of year.........................    $ 16.2       $  7.9      $ 24.1
                                                                ------       ------      ------
Net depreciation on available-for-sale securities...........     (75.3)        (0.2)      (75.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      34.4       --            34.4
Benefit from deferred federal income taxes..................      14.3          0.1        14.4
                                                                ------       ------      ------
                                                                 (26.6)        (0.1)      (26.7)
                                                                ------       ------      ------
Net (depreciation) appreciation, end of year................    $(10.4)      $  7.8      $ (2.6)
                                                                ======       ======      ======

1998
Net appreciation, beginning of year.........................    $ 22.1       $ 16.4      $ 38.5
                                                                ------       ------      ------
Net depreciation on available-for-sale securities...........     (16.2)       (14.3)      (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1       --             7.1
Benefit from deferred federal income taxes..................       3.2          5.8         9.0
                                                                ------       ------      ------
                                                                  (5.9)        (8.5)      (14.4)
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 16.2       $  7.9      $ 24.1
                                                                ======       ======      ======

1997
Net appreciation, beginning of year.........................    $ 12.7       $  7.8      $ 20.5
                                                                ------       ------      ------
Net appreciation on available-for-sale securities...........      24.3         12.5        36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)      --            (9.8)
Provision for deferred federal income taxes.................      (5.1)        (3.9)       (9.0)
                                                                ------       ------      ------
                                                                   9.4          8.6        18.0
                                                                ------       ------      ------
Net appreciation, end of year...............................    $ 22.1       $ 16.4      $ 38.5
                                                                ======       ======      ======

(1) Includes net (depreciation) appreciation on other investments of $(3.1) million, $0.9 million, and $1.3 million in 1999, 1998, and 1997, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans are diversified by property type and location. The real estate investment was obtained by an affiliate through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and the real estate investment net of applicable reserves were $234.6 million and $244.5 million at December 31, 1999 and 1998, respectively. Reserves for mortgage loans were $2.4 million and $3.3 million at December 31, 1999 and 1998, respectively.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

During 1997, the Company committed to a plan to dispose of all real estate assets. At December 31, 1999, there was one property remaining in the Company's real estate portfolio which is being actively marketed. Depreciation is not recorded on this asset while it is held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1999, 1998 and 1997.

There were no material contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1999.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1999    1998
-------------                                                 ------  ------
Property type:
  Office building...........................................  $136.1  $129.2
  Residential...............................................    18.5    18.9
  Retail....................................................    28.3    37.4
  Industrial/warehouse......................................    51.1    59.2
  Other.....................................................     3.0     3.1
  Valuation allowances......................................    (2.4)   (3.3)
                                                              ------  ------
Total.......................................................  $234.6  $244.5
                                                              ======  ======
Geographic region:
  South Atlantic............................................  $ 60.7  $ 55.5
  Pacific...................................................    76.2    80.0
  East North Central........................................    35.9    41.4
  Middle Atlantic...........................................    20.1    22.5
  New England...............................................    29.9    26.9
  West South Central........................................     1.9     6.7
  Other.....................................................    12.3    14.8
  Valuation allowances......................................    (2.4)   (3.3)
                                                              ------  ------
Total.......................................................  $234.6  $244.5
                                                              ======  ======

At December 31, 1999, scheduled mortgage loan maturities were as follows:
2000 -- $40.8 million; 2001 -- $6.3 million; 2002 -- $11.2 million; 2003 --
$0.5 million; 2004 -- $23.7 million; and $141.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1999, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                           BALANCE AT
(IN MILLIONS)                                                 JANUARY 1   PROVISIONS  WRITE-OFFS  DECEMBER 31
-------------                                                 ----------  ----------  ----------  ------------
1999
Mortgage loans..............................................    $ 3.3       $(0.8)       $0.1         $2.4
                                                                =====       =====        ====         ====
1998
Mortgage loans..............................................    $ 9.4       $(4.5)       $1.6         $3.3
                                                                =====       =====        ====         ====
1997
Mortgage loans..............................................    $ 9.5       $ 1.1        $1.2         $9.4
Real estate.................................................      1.7         3.7         5.4        --
                                                                -----       -----        ----         ----
    Total...................................................    $11.2       $ 4.8        $6.6         $9.4
                                                                =====       =====        ====         ====

Provisions on mortgages during 1999 and 1998 reflect the release of redundant specific reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less costs to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $11.4 million and $15.3 million, with related reserves of $0.7 million and $1.5 million as of December 31, 1999 and 1998, respectively. All impaired loans were reserved for as of December 31, 1999 and 1998.

The average carrying value of impaired loans was $14.3 million, $17.0 million and $19.8 million, with related interest income while such loans were impaired of $1.5 million, $2.0 million and $2.2 million as of December 31, 1999, 1998 and 1997, respectively.

D.  OTHER

At December 31, 1999 and 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Fixed maturities............................................  $107.2  $107.7  $130.0
Mortgage loans..............................................    19.0    25.5    20.4
Equity securities...........................................     0.4     0.3     1.3
Policy loans................................................    12.4    11.7    10.8
Real estate and other long-term investments.................     4.0     4.8     4.9
Short-term investments......................................     9.5     4.2     1.4
                                                              ------  ------  ------
    Gross investment income.................................   152.5   154.2   168.8
Less investment expenses....................................    (2.3)   (2.9)   (4.6)
                                                              ------  ------  ------
    Net investment income...................................  $150.2  $151.3  $164.2
                                                              ======  ======  ======

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

At December 31, 1999, the Company had fixed maturities with a carrying value of $0.8 million on non-accrual status. There were no mortgage loans on non-accrual status at December 31, 1999. There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net income of $1.2 million in 1999, and had no impact in 1998 and 1997.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.2 million, $12.6 million and $21.1 million at December 31, 1999, 1998 and 1997, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0.9 million, $1.4 million and $1.9 million in 1999, 1998, and 1997, respectively. Actual interest income on these loans included in net investment income aggregated $1.1 million, $1.8 million and $2.1 million in 1999, 1998 and 1997, respectively.

There were no fixed maturities or mortgage loans which were non-income producing for the year ended December 31, 1999.

Included in other long-term investments is income from limited partnerships of $0.9 million and $0.7 million in 1999 and 1998, respectively. There was no income from limited partnerships included in other long-term investments in 1997.

B.  NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999   1998   1997
-------------                                                 ------  -----  -----
Fixed maturities............................................  $(18.8) $(6.1) $ 3.0
Mortgage loans..............................................     0.8    8.0   (1.1)
Equity securities...........................................     8.5   15.7    0.5
Real estate and other.......................................     0.8    2.4    0.5
                                                              ------  -----  -----
Net realized investment (losses) gains......................  $ (8.7) $20.0  $ 2.9
                                                              ======  =====  =====

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                              PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31,                                VOLUNTARY    GROSS  GROSS
(IN MILLIONS)                                                     SALES      GAINS  LOSSES
-------------                                                 -------------  -----  ------
1999
Fixed maturities............................................     $162.3      $ 2.7   $4.3
Equity securities...........................................     $ 30.4      $10.1   $1.6
1998
Fixed maturities............................................     $ 60.0      $ 2.0   $2.0
Equity securities...........................................     $ 52.6      $17.5   $0.9
1997
Fixed maturities............................................     $702.9      $11.4   $5.0
Equity securities...........................................     $  1.3      $ 0.5   $--

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized (losses) gains to the net balance shown in the consolidated statements of comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998   1997
-------------                                                 ------  ------  -----
Unrealized (losses) gains on securities:
Unrealized holding (losses) gains arising during period (net of taxes of $(18.0) million, $(5.6) million and
 $10.2 million in 1999, 1998 and 1997, respectively)........  $(33.4) $ (8.2) $20.3
Less: reclassification adjustment for (losses) gains
 included in net income (net of taxes of $(3.6) million,
 $3.4 million and $1.2 million in 1999, 1998 and 1997,
 respectively)..............................................    (6.7)    6.2    2.3
                                                              ------  ------  -----
Other comprehensive (loss) income...........................  $(26.7) $(14.4) $18.0
                                                              ======  ======  =====

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FIXED ANNUITY AND OTHER CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under individual fixed annuity contracts are estimated based on current surrender values, supplemental contracts without life contingencies reflect current fund balances, and other individual contract funds represent the present value of future policy benefits.

The estimated fair values of the financial instruments were as follows:

                                                                     1999                1998
                                                              ------------------  ------------------
DECEMBER 31,                                                  CARRYING    FAIR    CARRYING    FAIR
(IN MILLIONS)                                                  VALUE     VALUE     VALUE     VALUE
-------------                                                 --------  --------  --------  --------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $  132.9  $  132.9  $  217.9  $  217.9
  Fixed maturities..........................................   1,324.6   1,324.6   1,330.4   1,330.4
  Equity securities.........................................      32.6      32.6      31.8      31.8
  Mortgage loans............................................     223.7     222.8     230.0     241.9
  Policy loans..............................................     166.8     166.8     151.5     151.5
                                                              --------  --------  --------  --------
                                                              $1,880.6  $1,879.7  $1,961.6  $1,973.5
                                                              ========  ========  ========  ========
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $1,048.0  $1,014.9  $1,069.4  $1,034.6
  Supplemental contracts without life contingencies.........      25.0      25.0      21.0      21.0
  Other individual contract deposit funds...................      19.3      19.3      17.0      17.0
                                                              --------  --------  --------  --------
                                                              $1,092.3  $1,059.2  $1,107.4  $1,072.6
                                                              ========  ========  ========  ========

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense in the consolidated statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1999   1998   1997
-------------                                                 -----  -----  -----
Federal income tax expense
  Current...................................................  $15.5  $22.1  $13.9
  Deferred..................................................   30.5   11.8    7.1
                                                              -----  -----  -----
Total.......................................................  $46.0  $33.9  $21.0
                                                              =====  =====  =====

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred income tax (asset) liability represents the tax effects of temporary differences:

DECEMBER 31,
(IN MILLIONS)                                                  1999     1998
-------------                                                 -------  -------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $(233.7) $(205.1)
  Deferred acquisition costs................................    339.7    278.8
  Investments, net..........................................     (4.0)    12.5
  Litigation reserves.......................................     (4.3)    (7.4)
  Bad debt reserve..........................................    --        (0.4)
  Other, net................................................     (2.9)     0.4
                                                              -------  -------
Deferred tax liability, net.................................  $  94.8  $  78.8
                                                              =======  =======

Gross deferred income tax liabilities totaled $360.4 million and $291.7 million at December 31, 1999 and 1998, respectively. Gross deferred income tax assets totaled $265.6 million and $212.9 million at December 31, 1999 and 1998, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect federal income tax returns for 1992, 1993, and 1994 for the FAFLIC/AFLIAC consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $173.9 million, $145.4 million and $124.1 million in 1999, 1998 and 1997 respectively. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $48.6 million and $16.4 million at December 31, 1999 and 1998, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1999, 1998 or 1997. During 2000, AFLIAC could pay dividends of $34.3 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement
No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1999 and 1998 for the disability income business were $241.5 million and $230.8 million, respectively, traditional life were $9.7 million and $11.4 million, respectively, and universal and variable universal life were $36.0 million and $65.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 41.3  $ 45.5  $ 48.8
  Assumed...................................................    --      --       2.6
  Ceded.....................................................   (40.8)  (45.0)  (28.6)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $  0.5  $ 22.8
                                                              ======  ======  ======
Insurance and other individual policy benefits, claims and
 losses:
  Direct....................................................  $210.6  $204.0  $226.0
  Assumed...................................................    --      --       4.2
  Ceded.....................................................   (37.0)  (50.1)  (42.4)
                                                              ------  ------  ------
Net policy benefits, claims and losses......................  $173.6  $153.9  $187.8
                                                              ======  ======  ======

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition cost asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                   1999     1998    1997
-------------                                                 --------  ------  ------
Balance at beginning of year................................  $  950.5  $765.3  $632.7
  Acquisition expenses deferred.............................     219.5   242.4   184.2
  Amortized to expense during the year......................     (49.8)  (64.6)  (53.1)
  Adjustment to equity during the year......................      36.2     7.4   (10.2)
  Adjustment for cession of disability income insurance.....     --       --     (38.6)
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........     --       --      50.3
                                                              --------  ------  ------
Balance at end of year......................................  $1,156.4  $950.5  $765.3
                                                              ========  ======  ======

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims and losses as new information becomes available and further events occur which may impact the resolution of

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims and losses related to the Company's disability income business was $240.7 million and $233.3 million at December 31, 1999 and 1998. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates used in determining the liability are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement. The court granted preliminary approval of the settlement on December 4, 1998. On May 19, 1999, the Court issued an order certifying the class for settlement purposes and granting final approval of the settlement agreement. AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 issue resulted from computer programs being written using two digits rather than four to define the applicable year. Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Although the Company does not believe that there is a material contingency associated with the Year 2000 issue, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. In 1999, 49 out of 50 states have adopted the National Association of Insurance Commissioners proposed Codification, which provides for uniform statutory accounting principles. These principles are effective January 1, 2001. The Company is currently assessing the impact that the adoption of Codification will have on its statutory results of operations and financial position. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1999    1998    1997
-------------                                                 ------  ------  ------
Statutory net income........................................  $  5.0  $ (8.2) $ 31.5
Statutory shareholder's surplus.............................  $342.7  $312.2  $309.7

                              THE VARIABLE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 1999 UNAUDITED

                                                                                                         GLOBAL           AIT
                                                                     INTERNATIONAL     STRATEGIC      INTERACTIVE/       MONEY
                                              VALUE      GROWTH          GROWTH          INCOME         TELECOMM        MARKET
                                            ---------  -----------  ----------------  ------------  ----------------  -----------
ASSETS:
Investment in shares of Allmerica
  Investment Trust........................  $     --    $     --        $     --        $     --        $     --       $     --
Investments in shares of The Fulcrum
  Trust...................................        --          --              --              --              --             --
                                            --------    --------        --------        --------        --------       --------
  Total assets............................        --          --              --              --              --             --

LIABILITIES:                                      --          --              --              --              --             --
                                            --------    --------        --------        --------        --------       --------
  Net assets..............................  $     --    $     --        $     --        $     --        $     --       $     --
                                            ========    ========        ========        ========        ========       ========

   The accompanying notes are an integral part of these financial statements.

                              THE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The Variable Account is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on August 26, 1997 for the purpose of separating from the general assets of the Company those assets used to fund certain modified single payment variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Variable Account cannot be charged with liabilities arising out of any other business of the Company.

    The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). The Variable Account currently offers six Sub-Accounts under the Fulcrum variable life policies. Each Sub-Account invests exclusively in a corresponding portfolio of The Fulcrum Trust or the Allmerica Investment Trust (AIT) managed by Allmerica Financial Investment Management Services, Inc. (AFIMS), a wholly-owned subsidiary of the Company. The Fulcrum Trust and AIT (the Funds) are open-end management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes will be charged against the Variable Account.

NOTE 3 -- INVESTMENTS

    There were no investment purchases or sales for the period ended December 31, 1999.

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, administrative charges, distribution charges and the cost of any additional benefits provided by rider. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. This charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. This charge is deducted from the daily value of each Sub-Account and is paid to the Company on a monthly basis.

                              THE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of the Variable Account, and does not receive any compensation for sales of the policies. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The current series of policies have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale.

NOTE 5 -- PLAN OF SUBSTITUTION FOR PORTFOLIO OF THE TRUST

    An application has been filed with the Securities and Exchange Commission
(SEC) seeking an order approving the substitution of shares of the AIT Select Investment Grade Income Fund (SIGIF) for all of the shares of the Strategic Income Portfolio (SIP). To the extent required by law, approvals of such substitution will also be obtained from the state insurance regulators in certain jurisdictions. The effect of the substitution will be to replace SIP shares with SIGIF shares. The substitution is planned to be effective on or about July 1, 2000.

PART II


UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT


This registration statement comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

     1.    Actuarial Consent
     2.    Opinion of Counsel
     3.    Consent of Independent Accountants

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

           (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 establishing the Fulcrum Variable Life Separate Account was filed in Registrant's initial Registration Statement on November 5, 1996, and is incorporated by reference herein.

           (2)    Not Applicable.

           (3)    Not Applicable.

           (4)    Not Applicable.

           (5) Amended Specifications Page was previously filed on May 15, 1998 in Post-Effective Amendment No. 1, and is incorporated by reference herein. Policy Form was filed in Registrant's Initial Registration Statement on November 5, 1996, and is incorporated by reference herein.

           (6) Company's Restated Articles of Incorporation and Bylaws were filed in Registrant's Initial Registration Statement on November 5, 1996, and are incorporated by reference herein.

           (7)    Not Applicable.

           (8)    (a)    Participation Agreement between the Company and
                         Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective
                         Amendment No. 14 of Registration Statement No.
                         33-57792/811-7466, and is incorporated by reference herein.

                  (b) Participation Agreement with The Palladian Trust was previously filed on April 30, 1998 in Post-Effective Amendment No.1, and is incorporated by reference herein.

           (9)    Directors' Power of Attorney is filed herewith.

           (10) Amended Application Form was previously filed on May 15, 1998 in Post-Effective Amendment

                  No. 1, and is incorporated by reference herein. Application Form was previously filed on April 30, 1998 in Post-Effective Amendment No.1, and is incorporated by reference herein.

     2.    The Policy and Policy riders are as set forth in Exhibit 1(5) above.

     3.    Opinion of Counsel is filed herewith.

     4.    Not Applicable.

     5.    Not Applicable.

     6.    Actuarial Consent is filed herewith.

     7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was filed in Registrant's Initial Registration Statement on November 5, 1996, and is incorporated by reference herein.

     8.    Consent of Independent Accountants is filed herewith.

     9.    Not applicable.

     10. Wholesaling Agreement was previously filed on Registrant's Initial Registration Statement on November 5, 1996, and is incorporated by reference herein.

                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 3rd of April, 2000.

                     FULCRUM VARIABLE LIFE SEPARATE ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                           By: /s/ Mary Eldridge
                               -----------------
                           Mary Eldridge, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                TITLE                                         DATE
----------                                -----                                         ----
/s/ Warren E. Barnes                      Vice President and Corporate Controller       April 3, 2000
---------------------------------------
Warren E. Barnes

Edward J. Parry III*                      Director, Vice President and Chief
---------------------------------------   Financial Officer

Richard M. Reilly*                        Director, President and Chief Executive
---------------------------------------   Officer

John F. O'Brien*                          Director and Chairman of the Board
---------------------------------------

Bruce C. Anderson*                        Director
---------------------------------------

Mark R. Colborn*                          Director and Vice President
---------------------------------------

John P. Kavanaugh*                        Director, Vice President and Chief
---------------------------------------   Investment Officer

J. Kendall Huber*                         Director, Vice President and General Counsel
---------------------------------------

J. Barry May*                             Director
---------------------------------------

James R. Mcauliffe*                       Director
---------------------------------------

Robert P. Restrepo, Jr.*                  Director
---------------------------------------

Eric A. Simonsen*                         Director and Vice President
---------------------------------------

* Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 2, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-15569)

                             FORM S-6 EXHIBIT TABLE


Exhibit 1(9)      Directors' Power of Attorney

Exhibit 3         Opinion of Counsel

Exhibit 6         Actuarial Consent

Exhibit 8         Consent of Independent Accountants